Exhibit 10.1

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [*]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AWARD/CONTRACT	1.	THIS CONTRACT IS A RATED ORDER	RATING	PAGE OF PAGES
UNDER DPAS (15 CFR 350)	DO-A1	1	72
2.	CONTRACT (Proc. Inst. Ident.) NO.	3.	EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
H92222- 08-D-0048	30 Jun 2008
5. ISSUED BY	CODE	H92222	6. ADMINISTERED BY (If other than Item 5)	CODE	S0512A
HQ USSOCOM SOAL-K ATTN [*] 7701 TAMPA POINT BLVD MACDILL AFB FL 33621-5323	DCMA LOS ANGELES 16111 PLUMMER ST. BLDG. 10, 2ND FLOOR SEPULVEDA CA 91343	SCD: B

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code) AEROVIRONMENT, INC. DAVID RINDELS 181 W HUNTINGTON DR STE 202 MONROVIA CA 91016-3456	8. DELIVERY
[ ] FOB ORIGIN [ X ] OTHER (See below)
9. DISCOUNT FOR PROMPT PAYMENT

Net 30 Days

10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS	ITEM Section G
CODE 60107	FACILITY CODE	SHOWN IN:
11. SHIP TO/MARK FOR	CODE	12. PAYMENT WILL BE MADE BY	CODE	HQ0339
See Schedule	DFAS COLUMBUS CENTER WEST ENTITLEMENT OPERATIONS P.O. BOX 182381 COLUMBUS OH 43218-2381
13.	AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	14. ACCOUNTING AND APPROPRIATION DATA
[ ] 10 U.S.C. 2304(c) ( ) [ ] 41 U.S.C. 253(c) ( )

15A. ITEM NO.	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT

SEE SCHEDULE

15G. TOTAL AMOUNT OF CONTRACT	$68,337,959.00
16. TABLE OF CONTENTS
(X)	SEC.	DESCRIPTION	PATE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
PART I-THE SCHEDULE	PART II - CONTRACT CLAUSES
X	A	SOLICITATION/ CONTRACT FORM	1	X	I	CONTRACT CLAUSES	47 - 61
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2 - 39	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
X	C	DESCRIPTION/ SPECS./ WORK STATEMENT	40	X	J	LIST OF ATTACHMENTS	62 - 72
X	D	PACKAGING AND MARKING	41	PART IV- REPRESENTATIONS AND INSTRUCTIONS
X	E	INSPECTION AND ACCEPTANCE	42	K	REPRESENTATIONS, CERTIFICATIONS AND
X	F	DELIVERIES OR PERFORMANCE	43	OTHER STATEMENTS OF OFFERORS
X	G	CONTRACT ADMINISTRATION DATA	44 - 45	L	INSTRS., CONDS., AND NOTICES TO OFFERORS
X	H	SPECIAL CONTRACT REQUIREMENTS	46	M	EVALUATION FACTORS AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [    ] CONTRACTOR’S NEGOTIATED AGREEMENT        (Contractor is required to sign this document and return             copies to issuing office.)  Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.
 (Attachments are listed herein.)

18. [    ] AWARD   (Contractor is not required to sign this document.)         Your offer on Solicitation Number
H92222-08-R-0019
 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)	20A. NAME OF CONTRACTING OFFICER [*]
TEL: [*]	EMAIL: [*]
19B. NAME OF CONTRACTOR	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA	20C. DATE SIGNED

BY	BY	[*]	30-Jun-2008
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-8069	26-107	STANDARD FORM 26 (REV. 12/2002)

Previous edition is usable	GPO 1985 o - 469-794	Prescribed by GSA
FAR (48 CFR) 53.214(a)

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

Section B - Supplies or Services and Prices

INSTRUCTIONS

B.1 This is an indefinite delivery, indefinite quantity (IDIQ) contract with firm fixed price, cost plus fixed fee , and cost-no fee line items.  The contract minimum is $5,000,000, and the contract maximum is $200,000,000 over the life of the contract.

B.2  Shipping  shall not be included under the production CLINs for the complete AECV SUAS system or subsystems; and shall be charged against the shipping CLIN under each contract period.

B.3 For Administrative Purposes because of the Government Contract Writing, the MAX QTY and MAX LINE ITEM COST are just fillers under CLINS 0001, 1001, 2001, 3001, 4001 and 0006, 1006, 2006, 3006, 4006 and shown herein based on dollars not quantities. The correct pricing is under Exhibits A and B of Section J.

B.4  Reference SF 26, Block 15G. The TOTAL AMOUNT OF THE CONTRACT is $0 as no monies are put on the basic contract. This amount is an estimate based on the estimates in the pricing/costs outlined under Section B.

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001		[*]	Each	$1.00	$[*]

COMPLETE SYSTEMS AND PARTS

FFP

All Environment Capable Variant Small Unmanned Aircraft System (AECV SUAS) IAW Section J, Attachments 1-3. ISP shall be procured and priced under separate ISP CLIN.

FOB: Origin

				MAX NET AMT	$[*]

See Exhibit A

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002		[*]	Each	$[*]	$[*]

ISP INVENTORY CONTROL POINT SYSTEM

FFP

IAW Section J, Attachments 1-3. Defined as those end items and LRUs estimated as required to provide maintenance float for [*] systems for [*] months/[*] hours.

FOB: Origin

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003		[*]	Each	$[*]	$[*]

ISP INVENTORY CONTROL POINT SYSTEM

FFP

WITH GFE IAW Section J, Attachments 1-3. Defined as those end items and LRUs estimated as required to provide maintenance float for [*] systems for [*] months/[*] hours.

FOB: Origin

				MAX NET AMT	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004		[*]	Each	$[*]	$[*]

ISP DEPOT MAINTENANCE

FFP

IAW Section J, Attachments 1-3. Defined as those long lead depot level spare parts estimated as necessary to provide planned and unplanned depot maintenance for [*] systems for [*] months/ [*] hours.

FOB: Origin

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005		[*]	Each	$[*]	$[*]

ISP DEPOT MAINTENANCE WITH GFE

FFP

IAW Section J, Attachments 1-3. Defined as those long lead depot level spare parts estimated as  necessary to provide planned and unplanned depot maintenance [*] systems for [*] months/ [*] hours.

FOB: Origin

				MAX NET AMT	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006		[*]	Lot	$1.00	$[*]
	TRAINING FFP IAW Section J, Attachments 1-3. Travel costs excluded; charged against separate TRAVEL CLIN. FOB: Destination

				MAX NET AMT	$[*]

See Exhibit B

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007		UNDEFINED	Lot	UNDEFINED	$[*]
Contractor Logistics Support (CLS) CPFF Depot Maintenance Unplanned. Overhead: [*]%; Fee: [*]%: FOB: Destination

	MAX COST				$[*]

	FIXED FEE				$[*]

	TOTAL MAX COST + FEE				$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008		[*]	Each	$[*]	$[*]
CLS Depot Maintenance Planned FFP IAW Section J, Attachments 1-3. PER SYSTEM. FOB: Destination

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0009		[*]	Lot	$[*]	$[*]
CLS - Repair Parts FFP IAW Section J, Attachments 1-3. FOB: Destination

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0010		UNDEFINED	Lot	UNDEFINED	$[*]
CLS - Transportation COST IAW Section J, Attachments 1-3. FOB: Destination

				MAX COST	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0011		[*]	Lot	$[*]	$[*]
CLS - Logistics Support FFP IAW Section J, Attachments 1-3. FOB: Destination

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0012		UNDEFINED	Lot	UNDEFINED	$[*]
ENGINEERING SUPPORT CPFF IAW Section J, Attachments 1-3. Overhead: [*]%; Fee [*]%. FOB: Destination

	MAX COST				$[*]

	FIXED FEE				$[*]

		TOTAL MAX COST + FEE			$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0013		UNDEFINED	Lot	UNDEFINED	$[*]
SPIRAL EVOLUTION CPFF IAW Section J, Attachments 1-3. Overhead: [*]%; Fee: [*]%. FOB: Destination

	MAX COST				$[*]

	FIXED FEE				$[*]

		TOTAL MAX COST + FEE			$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0014		UNDEFINED	Lot	UNDEFINED	$[*]
TRAVEL - COST - NO FEE COST IAW Section J, Attachments 1-3. FOB: Destination

			MAX COST		$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0015		UNDEFINED	Lot	UNDEFINED	$[*]
SHIPPING - COST- NO FEE COST AECV SUAS Systems and Subsystems (CLINs 0001-0019) IAW Section J, Attachments 1-3. FOB: Destination

			MAX COST		$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0016		1	Lot		NSP
	Data FFP IAW Section J, Attachment 1 and Exhibit A. FOB: Destination

				MAX NET AMT

See Exhibit C

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0017		1	Years	UNDEFINED	$0.00 NC
	Warranty FFP One-year warranty for each AECV SUAS System or Subsystem IAW Section K, Attachment J. FOB: Destination

				MAX NET AMT	$0.00

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1001		[*]	Each	$1.00	$[*]
OPTION

COMPLETE SYSTEMS AND PARTS

FFP

All Environment Capable Variant Small Unmanned Aircraft System (AECV SUAS) IAW Section J, Attachments 1-3. ISP shall be procured and priced under separate ISP CLIN.

FOB: Origin

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1002		[*]	Each	$[*]	$[*]
OPTION

ISP INVENTORY CONTROL POINT SYSTEM

FFP

IAW Section J, Attachments 1-3. Defined as those end items and LRUs estimated as required to provide maintenance float for [*] systems for [*] months /[*] hours.

FOB: Origin

				MAX NET AMT	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1003		[*]	Each	$[*]	$[*]
OPTION

ISP INVENTORY CONTROL POINT SYSTEM
FFP
WITH GFE IAW Section J, Attachments 1-3. Defined as those end items and LRUs estimated as required to provide maintenance float for [*] systems for [*] months/[*] hours.
FOB: Origin

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1004		[*]	Each	$[*]	$[*]
OPTION

ISP DEPOT MAINTENANCE

FFP

IAW Section J, Attachments 1-3. Defined as those long lead depot level spare parts estimated as necessary to provide planned and unplanned depot maintenance for [*] systems for [*] months/[*] hours.

FOB: Origin

				MAX NET AMT	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1005		[*]	Each	$[*]	$[*]
OPTION

ISP DEPOT MAINTENANCE WITH GFE

FFP

IAW Section J, Attachments 1-3. Defined as those long lead depot level spare parts estimated as  necessary to provide planned and unplanned depot maintenance for [*] systems for [*] months/ [*] hours..

FOB: Origin

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1006		[*]	Lot	$1.00	$[*]
OPTION	TRAINING FFP IAW Section J, Attachments 1-3. Travel costs excluded; charged against separate TRAVEL CLIN. FOB: Destination

				MAX NET AMT	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1007		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	Contractor Logistics Support (CLS) CPFF Depot Maintenance Unplanned. Overhead: [*]%; Fee: [*]%: FOB: Destination

		MAX COST			$[*]
		FIXED FEE			$[*]
		TOTAL MAX COST + FEE			$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1008		[*]	Each	$[*]	$[*]
OPTION	CLS Depot Maintenance Planned FFP IAW Section J, Attachments 1-3. Per System. FOB: Destination

				MAX NET AMT	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1009		[*]	Lot	$[*]	$[*]
OPTION	CLS - Repair Parts FFP IAW Section J, Attachments 1-3. FOB: Destination

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1010		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	CLS - Transportation COST IAW Section J, Attachments 1-3. FOB: Destination

			MAX COST		$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1011		[*]	Lot	$[*]	$[*]
OPTION	CLS - Logistics Support FFP IAW Section J, Attachments 1-3. FOB: Destination

				MAX NET AMT	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1012		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	ENGINEERING SUPPORT CPFF IAW Section J, Attachments 1-3. Overhead: [*]%; Fee [*]%. FOB: Destination

			MAX COST		$[*]
			FIXED FEE		$[*]
		TOTAL MAX COST + FEE			$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1013		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	SPIRAL EVOLUTION CPFF IAW Section J, Attachments 1-3. Overhead: [*]%; Fee: [*]%. FOB: Destination

			MAX COST		$[*]
			FIXED FEE		$[*]
		TOTAL MAX COST + FEE			$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1014		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	TRAVEL - COST - NO FEE COST IAW Section J, Attachments 1-3. FOB: Destination

			MAX COST		$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1015		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	SHIPPING - COST- NO FEE COST AECV SUAS Systems and Subsystems (CLINs 0001-0019) IAW Section J, Attachments 1-3. FOB: Destination

			MAX COST		$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1016		1	Lot		NSP
OPTION	Data FFP IAW Section J, Attachment 1 and Exhibit C. FOB: Destination

				MAX NET AMT

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1017		1	Years	UNDEFINED	$0.00 NC
OPTION	WARRANTY FFP One-year warranty for each AECV SUAS System or Subsystem IAW Section J, Attachment 1. FOB: Destination

				MAX NET AMT	$0.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2001		[*]	Each	$1.00	$[*]
OPTION

COMPLETE SYSTEMS AND PARTS

FFP

All Environment Capable Variant Small Unmanned Aircraft System (AECV SUAS) IAW Section J, Attachments 1-3. ISP shall be procured and priced under separate ISP CLIN.

FOB: Origin

				MAX NET AMT	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2002		[*]	Each	$[*]	$[*]
OPTION

ISP INVENTORY CONTROL POINT SYSTEM

FFP

IAW Section J, Attachments 1-3. Defined as those end items and LRUs estimated as required to provide maintenance float for [*] systems for [*] months/[*] hours.

FOB: Origin

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2003		[*]	Each	$[*]	$[*]
OPTION

ISP INVENTORY CONTROL POINT SYSTEM

FFP

WITH GFE IAW Section J, Attachments 1-3. Defined as those end items and LRUs estimated as required to provide maintenance float for [*] systems for [*] months/[*] hours.

FOB: Origin

				MAX NET AMT	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2004		[*]	Each	$[*]	$[*]
OPTION

ISP DEPOT MAINTENANCE

FFP

IAW Section J, Attachments 1-3. Defined as those long lead depot level spare parts estimated as necessary to provide planned and unplanned depot maintenance for [*] systems for [*] months/[*] hours.

FOB: Origin

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2005		[*]	Each	$[*]	$[*]
OPTION

ISP DEPOT MAINTENANCE WITH GFE

FFP

IAW Section J, Attachments 1-3. Defined as those long lead depot level spare parts estimated as  necessary to provide planned and unplanned depot maintenance for [*] systems for [*] months/ [*] hours.

FOB: Origin

				MAX NET AMT	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2006		[*]	Lot	$1.00	$[*]
OPTION	TRAINING FFP IAW Section J, Attachments 1-3. Travel costs excluded; charged against separate TRAVEL CLIN. FOB: Destination

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2007		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	CONTRACTOR LOGISTICS SUPPORT (CLS) CPFF Depot Maintenance Unplanned IAW Section J, Attachments 1-3. Overhead: [*] %; Fee: [*] % FOB: Destination

			MAX COST		$[*]
			FIXED FEE		$[*]
		TOTAL MAX COST + FEE			$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2008		[*]	Each	$[*]	$[*]
OPTION	CLS Depot Maintenance Planned FFP IAW Section J, Attachments 1-3. Per System. FOB: Destination

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2009		1	Lot	$[*]	$[*]
OPTION	CLS - Repair Parts FFP IAW Section J, Attachments 1-3. FOB: Destination

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2010		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	CLS – Transportation COST IAW Section J, Attachments 1-3. FOB: Destination

			MAX COST		$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2011		1	Lot	$[*]	$[*]
OPTION	CLS - Logistics Support FFP IAW Section J, Attachments 1-3. FOB: Destination

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2012		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	ENGINEERING SUPPORT CPFF IAW Section J, Attachments 1-3. Overhead: [*]%; Fee [*]%. FOB: Destination

			MAX COST		$[*]
			FIXED FEE		$[*]
		TOTAL MAX COST + FEE			$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2013		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	SPIRAL EVOLUTION CPFF IAW Section J, Attachments 1-3. Overhead: [*]%; Fee: [*]%. FOB: Destination

			MAX COST		$[*]
			FIXED FEE		$[*]
		TOTAL MAX COST + FEE			$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2014		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	TRAVEL - COST - NO FEE COST IAW Section J, Attachments 1-3. FOB: Destination

			MAX COST		$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2015		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	SHIPPING - COST- NO FEE COST AECV SUAS Systems and Subsystems (CLINs 0001-0019) IAW Section J, Attachments 1-3. FOB: Destination

			MAX COST		$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2016		1	Lot		NSP
OPTION	Data FFP IAW Section J, Attachment 1 and Exhibit C. FOB: Destination

				MAX NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
2017		1	Years	UNDEFINED	$0.00 NC
OPTION	WARRANTY FFP One-year warranty for each AECV SUAS System or Subsystem IAW Section J, Attachment 1. FOB: Destination

				MAX NET AMT	$0.00

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3001		[*]	Each	$1.00	$[*]
OPTION

COMPLETE SYSTEMS AND PARTS

FFP

All Environment Capable Variant Small Unmanned Aircraft System (AECV SUAS) IAW Section J, Attachments 1-3. ISP shall be procured and priced under separate ISP CLIN.

FOB: Origin

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3002		[*]	Each	$[*]	$[*]
OPTION

ISP INVENTORY CONTROL POINT SYSTEM

FFP

IAW Section J, Attachments 1-3. Defined as those end items and LRUs estimated as required to provide maintenance float for [*] systems for [*] months / [*] hours.

FOB: Origin

				MAX NET AMT	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3003		[*]	Each	$[*]	$[*]
OPTION

ISP INVENTORY CONTROL POINT SYSTEM

FFP

WITH GFE IAW Section J, Attachments 1-3. Defined as those end items and LRUs estimated as required to provide maintenance float for [*] systems for [*] months/[*] hours.

FOB: Origin

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3004		[*]	Each	$[*]	$[*]
OPTION

ISP DEPOT MAINTENANCE

FFP

IAW Section J, Attachments 1-3. Defined as those long lead depot level spare parts estimated as necessary to provide planned and unplanned depot maintenance for [*] systems for [*] months/[*] hours.

FOB: Origin

				MAX NET AMT	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3005		[*]	Each	$[*]	$[*]
OPTION

ISP DEPOT MAINTENANCE WITH GFE

FFP

IAW Section J, Attachments 1-3. Defined as those long lead depot level spare parts estimated as  necessary to provide planned and unplanned depot maintenance for [*] systems for [*] months/[*] hours.

FOB: Origin

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3006		[*]	Lot	$1.00	$[*]
OPTION	TRAINING FFP IAW Section J, Attachments 1-3. Travel costs excluded; charged against separate TRAVEL CLIN. FOB: Destination

				MAX NET AMT	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3007		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	CONTRACTOR LOGISTICS SUPPORT (CLS) CPFF Depot Maintenance Unplanned IAW Section J, Attachments 1-3. Overhead: [*]%; Fee: [*]% FOB: Destination

			MAX COST		$[*]
			FIXED FEE		$[*]
		TOTAL MAX COST + FEE			$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3008		1	Lot	$[*]	$[*]
OPTION	CLS Depot Maintenance Planned FFP IAW Section J, Attachments 1-3. Per System. FOB: Destination

				MAX NET AMT	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3009		1	Lot	$[*]	$[*]
OPTION	CLS - Repair Parts FFP IAW Section J, Attachments 1-3. FOB: Destination

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3010		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	CLS - Transportation COST IAW Section J, Attachments 1-3. FOB: Destination

			MAX COST		$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3011		1	Lot	$[*]	$[*]
OPTION	CLS - Logistics Support FFP IAW Section J, Attachments 1-3. FOB: Destination

				MAX NET AMT	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3012		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	ENGINEERING SUPPORT CPFF IAW Section J, Attachments 1-3. Overhead: [*]%; Fee [*]%. FOB: Destination

			MAX COST		$[*]
			FIXED FEE		$[*]
		TOTAL MAX COST + FEE			$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3013		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	SPIRAL EVOLUTION CPFF IAW Section J, Attachments 1-3. Overhead: [*]%; Fee: [*]%. FOB: Destination

			MAX COST		$[*]
			FIXED FEE		$[*]
		TOTAL MAX COST + FEE			$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3014		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	TRAVEL - COST - NO FEE COST IAW Section J, Attachments 1-3. FOB: Destination

			MAX COST		$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3015		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	SHIPPING - COST- NO FEE COST AECV SUAS Systems and Subsystems (CLINs 0001-0019) IAW Section J, Attachments 1-3. FOB: Destination

				MAX COST	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3016		1	Lot		NSP
OPTION	Data FFP IAW Section J, Attachment J and Exhibit C. FOB: Destination

				MAX NET AMT

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3017		1	Years	UNDEFINED	$0.00 NC
OPTION	WARRANTY FFP One-year warranty for each AECV SUAS System or Subsystem IAW Section J, Attachment 1. FOB: Destination

				MAX NET AMT	$0.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4001		[*]	Each	$1.00	$[*]
OPTION

COMPLETE SYSTEMS AND PARTS

FFP

All Environment Capable Variant Small Unmanned Aircraft System (AECV SUAS) IAW Section J, Attachments 1-3. ISP shall be procured and priced under separate ISP CLIN.

FOB: Origin

				MAX NET AMT	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4002		[*]	Each	$[*]	$[*]
OPTION

ISP INVENTORY CONTROL POINT SYSTEM

FFP

IAW Section J, Attachments 1-3. Defined as those end items and LRUs estimated as required to provide maintenance float for [*] systems for [*] months/[*] hours.

FOB: Origin

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4003		[*]	Each	$[*]	$[*]
OPTION

ISP INVENTORY CONTROL POINT SYSTEM

FFP

WITH GFE IAW Section J, Attachments 1-3. Defined as those end items and LRUs estimated as required to provide maintenance float for [*] systems for [*] months/[*] hours.

FOB: Origin

				MAX NET AMT	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4004		[*]	Each	$[*]	$[*]
OPTION

ISP DEPOT MAINTENANCE

FFP

IAW Section J, Attachments 1-3. Defined as those long lead depot level spare parts estimated as necessary to provide planned and unplanned depot maintenance for [*] systems for [*] months/[*] hours.

FOB: Origin

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4005		[*]	Each	$[*]	$[*]
OPTION

ISP DEPOT MAINTENANCE WITH GFE

FFP

IAW Section J, Attachments 1-3. Defined as those long lead depot level spare parts estimated as  necessary to provide planned and unplanned depot maintenance for [*] systems for [*] months/[*] hours.

FOB: Origin

				MAX NET AMT	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4006		[*]	Lot	$1.00	$[*]
OPTION	TRAINING FFP IAW Section J, Attachments 1-3. Travel costs excluded; charged against separate TRAVEL CLIN. FOB: Destination

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4007		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	CONTRACTOR LOGISTICS SUPPORT (CLS) CPFF Depot Maintenance Unplanned IAW Section J, Attachments 1-3. Overhead: [*]%; Fee: [*]% FOB: Destination

	MAX COST				$[*]
	FIXED FEE				$[*]
		TOTAL MAX COST + FEE			$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4008		[*]	Each	$[*]	$[*]
OPTION	CLS Depot Maintenance Planned FFP IAW Section J, Attachments 1-3. Per System. FOB: Destination

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4009		[*]	Lot	$[*]	$[*]
OPTION	CLS - Repair Parts FFP IAW Section J, Attachments 1-3. FOB: Destination

				MAX NET AMT	$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4010		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	CLS - Transportation COST IAW Section J, Attachments 1-3. FOB: Destination

	MAX COST				$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4012		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	ENGINEERING SUPPORT CPFF IAW Section J, Attachments 1-3. Overhead: [*]%; Fee [*]%. FOB: Destination

	MAX COST				$[*]
	FIXED FEE				$[*]

		TOTAL MAX COST + FEE			$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4013		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	SPIRAL EVOLUTION CPFF IAW Section J, Attachments 1-3. Overhead: [*]%; Fee: [*]%. FOB: Destination

	MAX COST				$[*]
	FIXED FEE				$[*]

		TOTAL MAX COST + FEE			$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4014		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	TRAVEL - COST - NO FEE COST IAW Section J, Attachments 1-3. FOB: Destination

	MAX COST				$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4015		UNDEFINED	Lot	UNDEFINED	$[*]
OPTION	SHIPPING - COST- NO FEE COST AECV SUAS Systems and Subsystems (CLINs 0001-0019) IAW Section J, Attachments 1-3. FOB: Destination

	MAX COST				$[*]

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4016		1	Lot		NSP
OPTION	Data FFP IAW Section J, Attachment 1 and Exhibit C. FOB: Destination

				MAX NET AMT

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
4017		1	Years	UNDEFINED	$0.00 NC
OPTION	WARRANTY FFP One-year warranty for each AECV SUAS System or Subsystem IAW Section J, Attachment 1. FOB: Destination

				MAX NET AMT	$0.00

H92222-08-D-0048

Section C - Descriptions and Specifications

 STATEMENT OF WORK

The contractor shall provide all labor, equipment, tools, supervision and other items or services as needed IAW the Statement of Work under Section J, Attachment 1.  All work called for by the contract line items specified in Section B shall be performed in accordance with Section J attachments and exhibits or as cited on applicable delivery orders.

H92222-08-D-0048

Section D - Packaging and Marking

CLAUSES INCORPORATED BY FULL TEXT

5652.246-9000  Marking of Warranted Items (1998)

Each item covered by a warranty shall be stamped or marked with the contract number, item description, and ship to address. Items shall also include markings that state (i) the existence and substance of the warranty, (ii) the warranty duration, and (iii) who to notify if supplies are found to be defective. Where this is impractical, written notice shall be attached to or furnished with the warranted item.

(end of clause)

CLAUSES INCORPORATED BY FULL TEXT

5652.247-9000  Packaging & Marking - F.O.B. Destination (1998)

The shipping, address, contract number, device number, and any other “MARK FOR” information shall be clearly marked on the outside of all packages shipped under this contract. Information shall be easily identified without opening the package. This information shall also be included on the inside of all packages.

(end of clause)

H92222-08-D-0048

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Inspection is at source and acceptance is at destination.

CLAUSES INCORPORATED BY REFERENCE

52.246-2	Inspection Of Supplies--Fixed Price	AUG 1996
52.246-4	Inspection Of Services--Fixed Price	AUG 1996
52.246-5	Inspection Of Services Cost-Reimbursement	APR 1984
252.246-7000	Material Inspection And Receiving Report	MAR 2003

H92222-08-D-0048

Section F - Deliveries or Performance

DELIVERY INFORMATION

Delivery schedule will be specified under individual delivery orders.

CLAUSES INCORPORATED BY REFERENCE

52.242-15	Stop-Work Order	AUG 1989
52.242-15 Alt I	Stop-Work Order (Aug 1989) - Alternate I	APR 1984
52.242-17	Government Delay Of Work	APR 1984
52.247-34	F.O.B. Destination	NOV 1991
52.247-48	F.O.B. Destination--Evidence Of Shipment	FEB 1999

H92222-08-D-0048

Section G - Contract Administration Data

Accounting Data to be specified under individual delivery orders.

CLAUSES INCORPORATED BY REFERENCE

5652.232-9003	Instructions to Paying Office (2005)	MAY 2005

CLAUSES INCORPORATED BY FULL TEXT

252.204-7006   BILLING INSTRUCTIONS (OCT 2005)

When submitting a request for payment, the Contractor shall--

(a) Identify the contract line item(s) on the payment request that reasonably reflect contract work performance; and

(b) Separately identify a payment amount for each contract line item included in the payment request.

(End of clause)

CLAUSES INCORPORATED BY FULL TEXT

5652.216-9000  Fixed Fee Information (2003)

Subject to the requirements of FAR 52.216-8 and all other withholding requirements of this contract, the fixed fee stated in Section B shall be paid to the contractor at the same percentage rate as the percentage of incurred and allowable costs proportionate to the total estimated cost.

(end of clause)

CLAUSES INCORPORATED BY FULL TEXT

TYPE OF DOCUMENT:	COMBO

Vendor/Contractor CAGE CODE:	60107

ISSUING OFFICE DODAAC:	H92222

H92222-08-D-0048

CONTRACT ADMIN DODAAC:	S0512A

INSPECTION DODAAC/BPN:	F2VUB0	PLUS SIX EXT:

ACCEPTOR / SHIP TO DODAAC/BPN:	F2VUB0	PLUS SIX EXT:

LOCAL PROCESSING OFFICE:		PLUS SIX EXT:

PAY/DISBURSING OFFICE DODAAC:	HQ0339

E-MAIL POINT OF CONTACT LISTING (maximize use of group e-mail accounts):

INSPECTOR:	[*]

ACCEPTOR:	[*]

CONTRACT ADMINISTRATOR:	[*]

CONTRACTING OFFICER:	[*]

ADDITIONAL CONTACT:

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

Section H - Special Contract Requirements

CLAUSES INCORPORATED BY FULL TEXT

5652.209-9003 Use of Contractor Support/Advisory Personnel as Contract Specialists (2005)

The contractor’s attention is directed to the fact that contractor personnel may assist the Government in a contract administrator role for administration of this contract. Execution of this contract constitutes approval to release the contract and contractor’s proposal to Government Support Contractors who have signed Non-Disclosure and Rules of Conduct/Conflict of Interest Statements.

(end of clause)

IDENTIFICATION AND ASSERTION

As certified under Section K, Provision 252.227-7017,  the contractor asserts for itself, or the persons identified below, that the Government’s rights to use, release, or disclose the following technical /software data should be restricted:

Technical Data			Name of Person
to be Furnished	Basis for	Asserted Rights	Asserting
With Restrictions	Assertion	Category	Restrictions
Puma AE Interface Control Document (ICD) “Over the Air” Datalink	[*]	[*]	AeroVironment, Inc.
Puma AE Interface Control Document (ICD) Payload Hardware/Software	[*]	[*]	AeroVironment, Inc.
Puma AE Interface Control Document (ICD) SUAS Simulator	[*]	[*]	AeroVironment, Inc.
Puma AE Interface Control Document (ICD) Ground Control Station	[*]	[*]	AeroVironment, Inc.
Puma AE System Software Designs described below:	[*]	[*]
a. AVI FalconView Toolbar Plug-In	[*]	[*]	AeroVironment, Inc.
b. SUAS Simulator Application	[*]	[*]	AeroVironment, Inc.
c. AV Tracker/DVR Application	[*]	[*]	AeroVironment, Inc.

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2007
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	JUL 2006
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	SEP 2006
52.211-5	Material Requirements	AUG 2000
52.211-15	Defense Priority And Allocation Requirements	SEP 1990
52.215-2	Audit and Records--Negotiation	JUN 1999
52.215-8	Order of Precedence--Uniform Contract Format	OCT 1997
52.215-11	Price Reduction for Defective Cost or Pricing Data--Modifications	OCT 1997
52.215-13	Subcontractor Cost or Pricing Data--Modifications	OCT 1997
52.215-14	Integrity of Unit Prices	OCT 1997
52.215-15	Pension Adjustments and Asset Reversions	OCT 2004
52.215-17	Waiver of Facilities Capital Cost of Money	OCT 1997
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data--Modifications	OCT 1997
52.216-7	Allowable Cost And Payment	DEC 2002
52.216-8	Fixed Fee	MAR 1997
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.222-1	Notice To The Government Of Labor Disputes	FEB 1997
52.222-3	Convict Labor	JUN 2003
52.222-20	Walsh-Healey Public Contracts Act	DEC 1996
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-39	Notification of Employee Rights Concerning Payment of Union Dues or Fees	DEC 2004
52.222-39	Notification of Employee Rights Concerning Payment of Union Dues or Fees	DEC 2004
52.223-6	Drug-Free Workplace	MAY 2001
52.225-8	Duty-Free Entry	FEB 2000

H92222-08-D-0048

52.225-13	Restrictions on Certain Foreign Purchases	FEB 2006
52.226-1	Utilization Of Indian Organizations And Indian-Owned Economic Enterprises	JUN 2000
52.227-1 Alt I	Authorization And Consent (Dec 2007) - Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	DEC 2007
52.227-11	Patent Rights--Retention By The Contractor	DEC 2007
52.228-7	Insurance--Liability To Third Persons	MAR 1996
52.229-3	Federal, State And Local Taxes	APR 2003
52.232-1	Payments	APR 1984
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-20	Limitation Of Cost	APR 1984
52.232-25	Prompt Payment	OCT 2003
52.232-33	Payment by Electronic Funds Transfer--Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-3	Penalties for Unallowable Costs	MAY 2001
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.243-2 Alt I	Changes--Cost-Reimbursement (Aug 1987) - Alternate I	APR 1984
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	MAR 2007
52.245-1	Government Property	JUN 2007
52.246-23	Limitation Of Liability	FEB 1997
52.246-25	Limitation Of Liability--Services	FEB 1997
52.249-6	Termination (Cost Reimbursement)	MAY 2004
52.249-14	Excusable Delays	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2004
252.204-7002	Payment For Subline Items Not Separately Priced	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	SEP 2007
252.204-7005	Oral Attestation of Security Responsibilities	NOV 2001
252.204-7006	Billing Instructions	OCT 2005
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.215-7000	Pricing Adjustments	DEC 1991
252.215-7002	Cost Estimating System Requirements	DEC 2006
252.223-7004	Drug Free Work Force	SEP 1988
252.225-7001	Buy American Act And Balance Of Payments Program	JUN 2005
252.225-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7007	Prohibition on Acquisition of United States Munitions List Items from Communist Chinese Military Companies	SEP 2006
252.225-7012	Preference For Certain Domestic Commodities	JAN 2007
252.225-7014	Preference For Domestic Specialty Metals	JUN 2005
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7019	Validation of Asserted Restrictions--Computer Software	JUN 1995
252.227-7030	Technical Data--Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999

H92222-08-D-0048

252.231-7000	Supplemental Cost Principles	DEC 1991
252.232-7003	Electronic Submission of Payment Requests	MAR 2007
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	JAN 2007
252.247-7023	Transportation of Supplies by Sea	MAY 2002

CLAUSES INCORPORATED BY FULL TEXT

52.219-28    POST-AWARD SMALL BUSINESS PROGRAM REREPRESENTATION (JUNE 2007)

(a) Definitions. As used in this clause--

Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

Small business concern means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rerepresent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts--

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the exercise date specified in the contract for any option thereafter.

(c) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/services/contractingopportunities/sizestandardstopics/.

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the rerepresentation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure they reflect current status. The Contractor shall notify the contracting office by e-mail, or otherwise in writing, that the data have been validated or updated, and provide the date of the validation or update.

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(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g) If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

The Contractor represents that it ( X ) is, (  ) is not a small business concern under NAICS Code 336411 - assigned to contract number H92222-08-D-0048.

(Contractor’s signature, date, and  authorized signer’s name and title is on file with the Contracting Officer.)

(End of clause)

52.222-2      PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)

(a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed $0 or the overtime premium is paid for work --

(1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

(2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

(3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

(4) That will result in lower overall costs to the Government.

(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall--

(1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

(2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

(3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

(4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

* Insert either “zero” or the dollar amount agreed to during negotiations. The inserted figure does not apply to the exceptions in paragraph (a)(1) through (a)(4) of the clause.

(End of clause)

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52.244-2      SUBCONTRACTS (JUN 2007)

(a) Definitions. As used in this clause--

Approved purchasing system means a Contractor’s purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).

Consent to subcontract means the Contracting Officer’s written consent for the Contractor to enter into a particular subcontract.

Subcontract means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

purchase orders.

(b) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (c) or (d) of this clause.

(c) If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that—

(1) Is of the cost-reimbursement, time-and-materials, or labor-hour type; or

(2) Is fixed-price and exceeds—

(i) For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or

(ii) For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.

(d) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer’s written consent before placing the following subcontracts:

None.

(e)(1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (b), (c), or (d) of this clause, including the following information:

(i) A description of the supplies or services to be subcontracted.

(ii) Identification of the type of subcontract to be used.

(iii) Identification of the proposed subcontractor.

(iv) The proposed subcontract price.

(v) The subcontractor’s current, complete, and accurate cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.

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(vi) The subcontractor’s Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

(vii) A negotiation memorandum reflecting—

(A) The principal elements of the subcontract price negotiations;

(B) The most significant considerations controlling establishment of initial or revised prices;

(C) The reason cost or pricing data were or were not required;

(D) The extent, if any, to which the Contractor did not rely on the subcontractor’s cost or pricing data in determining the price objective and in negotiating the final price;

(E) The extent to which it was recognized in the negotiation that the subcontractor’s cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

(F) The reasons for any significant difference between the Contractor’s price objective and the price negotiated; and

(G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(2) The Contractor is not required to notify the Contracting Officer in advance of entering into any subcontract for which consent is not required under paragraph (c), (d), or (e) of this clause.

(f) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractor’s purchasing system shall constitute a determination—

(1) Of the acceptability of any subcontract terms or conditions;

(2) Of the allowability of any cost under this contract; or

(3) To relieve the Contractor of any responsibility for performing this contract.

(g) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).

(h) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(i) The Government reserves the right to review the Contractor’s purchasing system as set forth in FAR Subpart 44.3.

(j) Paragraphs (c) and (e) of this clause do not apply to the following subcontracts, which were evaluated during negotiations:

None.

(End of clause)

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52.252-2      CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://farsite.hill.af.mil/farsite.html

(End of clause)

252.211-7003    ITEM IDENTIFICATION AND VALUATION (JUN 2005)

(a) Definitions. As used in this clause’

Automatic identification device means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.

Concatenated unique item identifier means--

(1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or

(2) For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot, or batch number.

Data qualifier means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.

DoD recognized unique identification equivalent means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd.mil/dpap/UID/equivalents.html.

DoD unique item identification means a system of marking items delivered to DoD with unique item identifiers that have machine-readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier; the original part, lot, or batch number; and the serial number.

Enterprise means the entity (e.g., a manufacturer or vendor) responsible for assigning unique item identifiers to items.

Enterprise identifier means a code that is uniquely assigned to an enterprise by an issuing agency.

Government’s unit acquisition cost means--

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(1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;

(2) For cost-type or undefinitized line, subline, or exhibit line items, the Contractor’s estimated fully burdened unit cost to the Government at the time of delivery; and

(3) For items produced under a time-and-materials contract, the Contractor’s estimated fully burdened unit cost to the Government at the time of delivery.

Issuing agency means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreet’s Data Universal Numbering System (DUNS) Number, Uniform Code Council (UCC)/EAN International (EAN) Company Prefix, or Defense Logistics Information System (DLIS) Commercial and Government Entity (CAGE) Code).

Issuing agency code means a code that designates the registration (or controlling) authority for the enterprise identifier.

Item means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.

Lot or batch number means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.

Machine-readable means an automatic identification technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.

Original part number means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface.

Parent item means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.

Serial number within the enterprise identifier means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

Serial number within the part, lot, or batch number means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.

Serialization within the enterprise identifier means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

Serialization within the part, lot, or batch number means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.

Unique item identifier means a set of data elements marked on items that is globally unique and unambiguous.

Unique item identifier type means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/dpap/UID/uid--types.html.

(b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

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(c) DoD unique item identification or DoD recognized unique identification equivalents.

(1) The Contractor shall provide DoD unique item identification, or a DoD recognized unique identification equivalent, for--

(i) All delivered items for which the Government’s unit acquisition cost is $5,000 or more; and

(ii) The following items for which the Government’s unit acquisition cost is less than $5,000:

Contract line, subline, or exhibit line

                item No.                          Item description:

None.

(iii) Subassemblies, components, and parts embedded within delivered items as specified in Attachment Number ------.

(2) The concatenated unique item identifier and the component data elements of the DoD unique item identification or DoD recognized unique identification equivalent shall not change over the life of the item.

(3) Data syntax and semantics of DoD unique item identification and DoD recognized unique identification equivalents. The Contractor shall ensure that--

(i) The encoded data elements (except issuing agency code) of the unique item identifier are marked on the item using one of the following three types of data qualifiers, as determined by the Contractor:

(A) Data Identifiers (DIs) (Format 06) in accordance with ISO/IEC International Standard 15418, Information Technology `` EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.

(B) Application Identifiers (AIs) (Format 05), in accordance with ISO/IEC International Standard 15418, Information Technology `` EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.

(C) Text Element Identifiers (TEIs), in accordance with the DoD collaborative solution ``DD’’ format for use until the solution is approved by ISO/IEC JTC1 SC 31. The ``DD’’ format is described in Appendix D of the DoD Guide to Uniquely Identifying Items, available at http://www.acq.osd.mil/dpap/UID/guides.htm; and

(ii) The encoded data elements of the unique item identifier conform to ISO/IEC International Standard 15434, Information Technology--Syntax for High Capacity Automatic Data Capture Media.

(4) DoD unique item identification and DoD recognized unique identification equivalents.

(i) The Contractor shall--

(A) Determine whether to serialize within the enterprise identifier or serialize within the part, lot, or batch number; and

(B) Place the data elements of the unique item identifier (enterprise identifier; serial number; and for serialization within the part, lot, or batch number only; original part, lot, or batch number) on items requiring marking by paragraph (c)(1) of this clause, based on the criteria provided in the version of MIL-STD-130, Identification Marking of U.S. Military Property, cited in the contract Schedule.

(ii) The issuing agency code--

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(a) Shall not be placed on the item; and

(B) Shall be derived from the data qualifier for the enterprise identifier.

(d) For each item that requires unique item identification under paragraph (c)(1)(i) or (ii) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, either as part of, or associated with, the Material Inspection and Receiving Report, the following information:

(1) Concatenated unique item identifier; or DoD recognized unique identification equivalent.

(2) Unique item identifier type.

(3) Issuing agency code (if concatenated unique item identifier is used).

(4) Enterprise identifier (if concatenated unique item identifier is used).

(5) Original part number.

(6) Lot or batch number.

(7) Current part number (if not the same as the original part number).

(8) Current part number effective date.

(9) Serial number.

(10) Government’s unit acquisition cost.

(e) For embedded DoD serially managed subassemblies, components, and parts that require unique item identification under paragraph (c)(1)(iii) of this clause, the Contractor shall report at the time of delivery, either as part of, or associated with the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:

(1) Concatenated unique item identifier or DoD recognized unique identification equivalent of the parent item delivered under a contract line, subline, or exhibit line item that contains the embedded subassembly, component, or part.

(2) Concatenated unique item identifier or DoD recognized unique identification equivalent of the embedded subassembly, component, or part.

(3) Unique item identifier type.**

(4) Issuing agency code (if concatenated unique item identifier is used).**

(5) Enterprise identifier (if concatenated unique item identifier is used).**

(6) Original part number.**

(7) Lot or batch number.**

(8) Current part number (if not the same as the original part number.**

(9) Current part number effective date.**

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(10) Serial number.**

(11) Unit of measure.

(12) Description.

** Once per item.

(f) The Contractor shall submit the information required by paragraphs (d) and (e) of this clause in accordance with the data submission procedures at http://www.acq.osd.mil/dpap/UID/DataSubmission.htm.

(g) Subcontracts. If paragraph (c)(1) of this clause applies, the Contractor shall include this clause, including this paragraph (g), in all subcontracts issued under this contract.

(End of clause)

5652.201-9002 Authorized Changes Only by Contracting Officer (2005)

The Contractor shall not comply with any order, direction or request of Government personnel unless it is issued in writing and signed by the Contracting Officer, or is pursuant to specific authority otherwise included as part of this contract. Except as specified herein, no order, statement, or conduct of Government personnel who visit the contractor’s facilities or in any other manner communicates with Contractor personnel during the performance of this contract shall constitute a change under the Changes clause in Section I. In the event the Contractor effects any change at the direction of any person other the Contracting Officer, the change will be considered to have been made without authority and no adjustment will be made in the contract price to cover any increase in cost incurred as a result thereof. The address and telephone number of the Contracting Officer is [*], USSOCOM/SOAL-KW, 7701 Tampa Point Blvd., MacDill AFB 33621. [*]. [*]

(end of clause)

5652.204-9002 Instructions for the Use of Electronic Contracts (2000)

In accordance with DoD policy, this solicitation and the resulting contract will be executed and documented through electronic means. As a result, the use of the terms “documented,” “copy,” “printed,” “in writing,” or “written” within this document shall refer to all electronically transmitted documents that will become part of the electronic contract file and an official government record. Any reference to official signatures and signed documents shall refer to electronic signatures. Whenever an electronic signature is used it shall have to full force and effect as a handwritten signature.

(end of clause)

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

5652.204-9003 Disclosure of Unclassified Information (2007)

a. On September 21, 2001, the Department of Defense designated Headquarters US Special Operations Command (USSOCOM) a sensitive unit, as defined by Title 10 United States Code (USC) Section 130b (10 USC 130b).   In keeping with this designation, unclassified information related to USSOCOM military technology acquisitions managed by USSOCOM or any of its component commands, will be designated Controlled Unclassified Information (CUI). As such, the contractor hereby unequivocally agrees that it shall not release to anyone outside the Contractor’s organization any unclassified information, regardless of medium (e.g., film, tape, document, contractor’s external website, newspaper, magazine, journal, corporate annual report, etc.), pertaining to any part of this contract or any program related to this contract, unless the Contracting Officer has given prior written approval. Furthermore, any release of information which associates USSOCOM, Special Operation Forces (SOF), or any component command with an acquisition program, contractor, or this contract is prohibited unless specifically authorized by USSOCOM.

b. Request for approval shall identify the specific information to be released, the medium to be used, and the purpose for the release. The contractor shall submit the request to the Contracting Officer at least 45 days before the propose date for release for approval. No release of any restricted information shall be made without specific written authorization by the Contracting Office.

c. The Contractor shall include a similar requirement in each subcontract under this contract. Subcontractors shall submit request for authorization to release through the prime contractor to the Contracting Officer.

d. The Contractor further understands that Title 18 USC Section 701 specifically prohibits the use of the USSOCOM emblem or logo in any medium (e.g., corporate website, marketing brochure, news paper, magazine, etc.) unless authorized in writing by USSOCOM. Forward any request to use the USSOCOM emblem or logo through the Contracting Officer.

(end of clause)

5652.216-9000  Fixed Fee Information (2003)

Subject to the requirements of FAR 52.216-8 and all other withholding requirements of this contract, the fixed fee stated in Section B shall be paid to the contractor at the same percentage rate as the percentage of incurred and allowable costs proportionate to the total estimated cost.

(end of clause)

5652.216-9002  Withholding of Fixed Fee or Incentive Fee (2005)

Pursuant to FAR 52-216-8 “Fixed Fee” or FAR 52.216-10 “Incentive Fee”, the withheld amount of the fixed or incentive fee shall not exceed 10% percent of the total fee or $100,000, whichever is less.

(end of clause)

H92222-08-D-0048

5652.216-9005  Government Down Time for Various Reasons (2005)

From time to time Government installations may be closed in response to an unforeseen emergency or similar occurrence, or by order of the President, Secretary of Defense, or installation commander. Designated emergencies include, but are not limited to, adverse weather such as snow or flood, an act of God such as a tornado or earthquake, acts of war or terrorism, computer failures, or a base disaster such as a natural gas leak or fire.

(a) Under such designated emergencies or other ordered base closures, contractor personnel will not be allowed on the Government installation unless specifically approved by the Contracting Officer in accordance with installation policies and procedures. If an emergency requiring installation closure occurs while contractor personnel are on the installation, contractor personnel shall promptly secure all government furnished property appropriately and evacuate in an expedient but safe manner unless otherwise directed by the Contracting Officer.

(b) If the installation closure causes a delay in the work required by the contract, the Government may:

(i) grant a time extension in each task order delayed by the closure equal to the time of the closure, subject to the availability of funds.

(ii) terminate the work or a portion of the work.

(iii) reschedule the work on any day satisfactory to both parties.

(iv) permit the contractor to perform at an off-site location during the period of installation closure if meaningful work can be accomplished. Contractor shall certify to the government by letter within 5 business days of returning to work the nature and scope of the work completed off-site. There shall be no adjustment to the contract labor rates for work performed off the installation.

(v) require that the Contractor continue on-site performance during the installation closure period in accordance with installation procedures.

(end of clause)

5652.231-9001  Allowable Travel Costs (2005)

(a) Pursuant to Public Law 99-234, reasonable and allowable Contractor costs for transportation associated with the performance of this contract may be reimbursed upon mileage, rates, actual costs, or a combination thereof, lodging, meals and incidental expenses may be based upon per diem, actual expense, or a combination therefore, provided that the method used results in a reasonable charge.  The cost above shall be determined reasonable and allowable to the extent that they do not exceed, on a daily basis, the maximum per diem rate in effect at the time of travel as set forth in:

(1) Federal Travel Regulations, Volume 2, DoD Civilian Personnel, Appendix A, prescribed by the Department of Defense, for travel in Alaska, Hawaii, the Commonwealth of Puerto Rico, and the territories and possessions of the United States, available on a subscription basis from the Superintendent of Documents, U.S. Government Printing Office, Washington DC 20402, Stock No. 906-010-000000-1; or at http://www.gsa.gov/Portal/gsa/ep/contentView.do?P=MTT&contentId=13265&contentType=GSA_BASIC in electronic format.

(2) Standardized Regulations (Government Civilians, Foreign Areas), Section 925, “Maximum Travel Per Diem Allowance for Foreign Areas,” prescribed by the Department of State, for travel in areas not covered in (a)(1) of this clause, available on a subscription basis from the Superintendent of Documents, U.S. Government Printing Office, Washington DC 20402, Stock No. 744-008-000000-0; or at http://www.state.gov/m/a/als/prdm/2002/9892.htm in electronic format

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(b) Cited Federal Regulations are not incorporated in their entirety. Only sections defining lodging, meals and incidental expenses and those sections dealing with special or unusual situations and setting forth maximum per diem rates are incorporated herein.

(end of clause)

5652.237-9000  Contractor Personnel Changes (1998)

(a) The contractor shall have the right to remove his personnel assigned to perform the tasks hereunder and to substitute other qualified personnel provided that the Contracting Officer is notified of such removal and replacement. The contractor shall notify the Contracting Officer prior to such change, giving the new employee’s name, security clearance and technical qualifications.

(b) Any removals or replacements for the convenience of the contractor shall be at no additional cost to the Government. Cost to be borne by the contractor include but are not limited to time of travel, travel and training costs for replacement personnel.

(c) Removals or replacements of contractor personnel shall be considered for the convenience of the contractor except when such removal is for:

(1) employees removed as a result of cancellation or completion of the contract,

(2) employees replaced due to death or incapacitating illness or injury,

(3) or employees removed or replaced at the Government’s request.

(d) If any employee removes him/herself from the employ of the contractor, such removal will be at no additional cost to the Government.

(end of clause)

5652.239-9000  Privacy or Security Safeguards. (2000)

(a) The details of any privacy or security safeguards that may be revealed to the contractor by the Government in the course of performance under this contract shall not be published or disclosed in any manner without the Contracting Officer’s express written consent.

(b) The Government shall be afforded full, free, and uninhibited access to all facilities, installations, technical capabilities, operations, documentation, records, and data bases for the purpose of carrying out a program of inspection to ensure continued efficacy and efficiency of safeguards against threats and hazards to data security, integrity, and confidentiality.

(c) If either the Government or the contractor discovers new or unanticipated threats or hazards, or if existing safeguards have ceased to function, then a mutual agreement shall then be reached on the changes or corrections to existing safeguards or institution of new safeguards, with final determination of appropriateness to be determined by the Government. The Government’s liability is limited to an equitable adjustment of cost for such changes or corrections, unless the ineffectiveness of existing safeguards is due to the fault of the contractor in which case the Government is not liable for any equitable adjustment.

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(d) The Government shall not be liable for claims of loss of business, damage to reputation, or damages of any other kind arising from the discovery of new or unanticipated threats or hazards, or any public or private disclosure thereof.

(e) The contractor agrees to incorporate this clause in all subcontracts at all tiers.

(end of clause)

5652.252-9000  Notice of Incorporation of Section K (1998)

Section K, Certifications and Representations, of the solicitation will not be distributed with the contract; however, Section K is hereby incorporated by reference.

(end of clause)

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Section J - List of Documents, Exhibits and Other Attachments

ATTACHMENTS
Attachments No.	Title	Pages	Date

1	Statement of Work	28	13 Jun 08

2	System Specification, Rev 4	63	24 Jun 08

3	Integrated Master Schedule	8	No Date
	**Provided Under Separate Cover**

4	Government Furnished Property Listing	1	30 Jun 08

5	Contract Labor Categories and Loaded Rates	1	30 Jun 08

6	DD Form 254, Security Classification Guide 2008-02-20 w/Attachment X Protecting FOUO Info (2 pgs)	3	30 Jun 08

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Exhibit A	CLIN 0001 Exhibit(s)	2	30 Jun 08
Exhibit B	CLIN 0006 Exhibit(s)	2	30 Jun 08
Exhibit C	CLIN 0016 Exhibit(s)	14	29 Feb 08 & 30 Jun 08

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EXHIBIT A TO SECTION B – STEP LADDER PRICING – CLINs 0001, 1001, 2001, 3001, 4001

BASIC CONTRACT PERIOD: FROM CONTRACT AWARD FOR ONE YEAR, CLIN 0001

CLIN	Supplies/Services	Max Qty	Unit	Unit Price
				1-5	6-25	26-50	51-75	76+
A001	Complete System Without ISP	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
ISP shall be procured and priced under separate ISP CLIN.
A002	Complete System With GFE	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
Without ISP. ISP shall be procured and priced under separate ISP CLIN.
A003	Air Vehicle	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A004	Air Vehicle with GFE	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A005	Payload EO & IR	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A006	Ground Control Station (GCS)	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A007	Field Repair Kit	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A008	Ancillary Equipment	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A009	System Software	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A010	Battery Charger AC/DC	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A011	Simulator	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A012	Documentation	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A013	Initial Spares, Package Unit	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
Defined as those spares needed at the rear operating base to sustain one.

OPTION YEAR ONE: FROM END OF BASIC CONTRACT PERIOD FOR ONE YEAR CLIN 1001
A014	Complete System Without ISP	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
ISP shall be procured and priced under separate ISP CLIN.
A015	Complete System with GFE	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
Without ISP. ISP shall be procured and priced under separate ISP CLIN.
A016	Air Vehicle	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A017	Air Vehicle with GFE	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A018	Payload EO & IR	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A019	Ground Control Station (GCS)	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A020	Field Repair Kit	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A021	Ancillary Equipment	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A022	System Software	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A023	Battery Charger AC/DC	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A024	Simulator	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

A025	Documentation	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A026	Initial Spares, Package Unit	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
Defined as those spares needed at the rear operating base to sustain one.

OPTION YEAR TWO: FROM END OF OPTION YEAR ONE FOR ONE YEAR, CLIN 2001
CLIN	Supplies/Services	Max	Unit			Unit Price
				1-5	6-25	26-50	51-75	76+
A027	Complete System Without ISP	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
ISP shall be procured and priced under separate ISP CLIN.
A028	Complete System with GFE	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
Without ISP. ISP shall be procured and priced under separate ISP CLIN.
A029	Air Vehicle	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A030	Air Vehicle with GFE	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A031	Payload EO & IR	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A032	Ground Control Station (GCS)	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A033	Field Repair Kit	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A034	Ancillary Equipment	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A035	System Software	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A036	Battery Charger AC/DC	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A037	Simulator	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A038	Documentation	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A039	Initial Spares, Package Unit	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
Defined as those spares needed at the rear operating base to sustain one.

OPTION YEAR THREE: FROM END OF OPTION YEAR TWO FOR ONE YEAR, CLIN 3001
A040	Complete System Without ISP	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
ISP shall be procured and priced under separate ISP CLIN.
A041	Complete System with GFE	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
Without ISP. ISP shall be procured and priced under separate ISP CLIN.
A042	Air Vehicle	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A043	Air Vehicle with GFE	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A044	Payload EO & IR	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A045	Ground Control Station (GCS)	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

A046	Field Repair Kit	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A047	Ancillary Equipment	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A048	System Software	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A049	Battery Charger AC/DC	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A050	Simulator	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A051	Documentation	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A052	Initial Spares, Package Unit	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
Defined as those spares needed at the rear operating base to sustain one.

OPTION YEAR FOUR: FROM END OF OPTION YEAR THREE FOR ONE YEAR, CLIN 4001
CLIN	Supplies/Services	Max	Unit			Unit Price
				1-5	6-25	26-50	51-75	76+

A053	Complete System Without ISP	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
ISP shall be procured and priced under separate ISP CLIN.
A054	Complete System with GFE	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
Without ISP. ISP shall be procured and priced under separate ISP CLIN.
A055	Air Vehicle	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A056	Air Vehicle with GFE	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A057	Payload EO & IR	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A058	Ground Control Station (GCS)	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A059	Field Repair Kit	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A060	Ancillary Equipment	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A061	System Software	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A062	Battery Charger AC/DC	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A063	Simulator	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A064	Documentation	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]
A065	Initial Spares, Package Unit	[*]	Each	$[*]	$[*]	$[*]	$[*]	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions

H92222-08-D-0048

EXHIBIT B TO SECTION B – STEP LADDER PRICING – CLIN 0006, 1006, 2006, 3006, 4006

EFFECTIVE: 30 JUN 08

BASIC CONTRACT PERIOD: FROM CONTRACT AWARD FOR ONE YEAR, CLIN 0006
Unit Price
CLIN	Supplies/Services	Max Qty	Unit	1-4	5-8	9-12	13-16
B001	Training IKPTwith GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
Instructor and Key Personnel Training (IKPT) at Government Facility.
B002	Training IKPTwith GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
Instructor and Key Personnel Training (IKPT) at Contractor Facility.
B003	Training NET CONUS	[*]	Students	$[*]	$[*]	$[*]	$[*]
New Equipment Training (NET) at Government Facility. Travel costs excluded; charged against separate TRAVEL CLIN.
B004	Training NET CONUS	[*]	Students	$[*]	$[*]	$[*]	$[*]
New Equipment Training (NET) at Contractor Facility. Travel costs excluded; charged against separate TRAVEL CLIN.
B005	Training NET CONUS w/ GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
New Equipment Training (NET) at Government Facility. Travel costs excluded; charged against separate TRAVEL CLIN.
B006	Training NET CONUS w/ GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
New Equipment Training (NET) at Contractor Facility.
B007	Training Operator CONUS	[*]	Students	$[*]	$[*]	$[*]	$[*]
Operator Training (OT) at Government Facility.
B008	Training Operator CONUS	[*]	Students	$[*]	$[*]	$[*]	$[*]
Operator Training (OT) at Government Facility.
B009	Training OT CONUS with GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
Operator Training (OT) at Government Facility.
B010	Training OT CONUS with GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
Operator Training (OT) at Contractor Facility.
B011	Training Delta	[*]	Students	$[*]	$[*]	$[*]	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

DELTA at Government Facility.
B012	Training, Delta	[*]	Students	$[*]	$[*]	$[*]	$[*]
DELTA at Contractor Facility
Unit Price
CLIN	Supplies/Services	Max Qty	Unit	1-4	5-8	9-12	13-16
B013	Training with GFE, Delta	[*]	Students	$[*]	$[*]	$[*]	$[*]
DELTA at Government Facility
B014	Training with GFE, Delta	[*]	Students	$[*]	$[*]	$[*]	$[*]
DELTA at Contractor Facility

OPTION YEAR ONE: FROM END OF BASIC CONTRACT PERIOD FOR ONE YEAR, CLIN 1006

B015	Training IKPT with GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
Instructor and Key Personnel Training (IKPT) at Government Facility.
B016	Training IKPT with GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
Instructor and Key Personnel Training (IKPT) at Contractor Facility.
B017	Training NET CONUS	[*]	Students	$[*]	$[*]	$[*]	$[*]
New Equipment Training (NET) at Government Facility. Travel costs excluded; charged against separate TRAVEL CLIN.
B018	Training NET CONUS	[*]	Students	$[*]	$[*]	$[*]	$[*]
New Equipment Training (NET) at Contractor Facility. Travel costs excluded; charged against separate TRAVEL CLIN.
B019	Training NET CONUS w/ GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
New Equipment Training (NET) at Government Facility. Travel costs excluded; charged against separate TRAVEL CLIN.
B020	Training NET CONUS w/ GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
New Equipment Training (NET) at Contractor Facility.
B021	Training Operator CONUS	[*]	Students	$[*]	$[*]	$[*]	$[*]
Operator Training (OT) at Government Facility.
B022	Training Operator CONUS	[*]	Students	$[*]	$[*]	$[*]	$[*]
Operator Training (OT) at Government Facility.
B023	Training OT CONUS with GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

Operator Training (OT) at Government Facility.
B024	Training OT CONUS with GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
Operator Training (OT) at Contractor Facility.

Unit Price
CLIN	Supplies/Services	Max Qty	Unit	1-4	5-8	9-12	13-16
B025	Training Delta	[*]	Students	$[*]	$[*]	$[*]	$[*]
DELTA at Government Facility.
B026	Training, Delta	[*]	Students	$[*]	$[*]	$[*]	$[*]
DELTA at Contractor Facility
B027	Training with GFE, Delta	[*]	Students	$[*]	$[*]	$[*]	$[*]
DELTA at Government Facility
B028	Training with GFE, Delta	[*]	Students	$[*]	$[*]	$[*]	$[*]
DELTA at Contractor Facility

OPTION YEAR TWO: FROM END OF OPTION YEAR ONE FOR ONE YEAR, CLIN 2006

B029	Training IKPT with GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
Instructor and Key Personnel Training (IKPT) at Government Facility.
B030	Training IKPT with GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
Instructor and Key Personnel Training (IKPT) at Contractor Facility.
B031	Training NET CONUS	[*]	Students	$[*]	$[*]	$[*]	$[*]
New Equipment Training (NET) at Government Facility. Travel costs excluded; charged against separate TRAVEL CLIN.
B032	Training NET CONUS	[*]	Students	$[*]	$[*]	$[*]	$[*]
New Equipment Training (NET) at Contractor Facility. Travel costs excluded; charged against separate TRAVEL CLIN.
B033	Training NET CONUS w/ GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
New Equipment Training (NET) at Government Facility. Travel costs excluded; charged against separate TRAVEL CLIN.
B034	Training NET CONUS w/ GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
New Equipment Training (NET) at Contractor Facility.
B035	Training Operator CONUS	[*]	Students	$[*]	$[*]	$[*]	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

Operator Training (OT) at Government Facility.
B036	Training Operator CONUS	[*]	Students	$[*]	$[*]	$[*]	$[*]
Operator Training (OT) at Government Facility.
B037	Training OT CONUS with GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
Operator Training (OT) at Government Facility.

Unit Price
CLIN	Supplies/Services	Max Qty	Unit	1-4	5-8	9-12	13-16
B038	Training OT CONUS with GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
Operator Training (OT) at Contractor Facility.
B039	Training Delta	[*]	Students	$[*]	$[*]	$[*]	$[*]
DELTA at Government Facility.
B040	Training, Delta	[*]	Students	$[*]	$[*]	$[*]	$[*]
DELTA at Contractor Facility
B041	Training with GFE, Delta	[*]	Students	$[*]	$[*]	$[*]	$[*]
DELTA at Government Facility
B042	Training with GFE, Delta	[*]	Students	$[*]	$[*]	$[*]	$[*]
DELTA at Contractor Facility

OPTION YEAR THREE: FROM END OF OPTION YEAR TWO FOR ONE YEAR, 3006

B043	Training IKPT with GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
Instructor and Key Personnel Training (IKPT) at Government Facility.
B044	Training IKPT with GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
Instructor and Key Personnel Training (IKPT) at Contractor Facility.
B045	Training NET CONUS	[*]	Students	$[*]	$[*]	$[*]	$[*]
New Equipment Training (NET) at Government Facility. Travel costs excluded; charged against separate TRAVEL CLIN.
B046	Training NET CONUS	[*]	Students	$[*]	$[*]	$[*]	$[*]
New Equipment Training (NET) at Contractor Facility. Travel costs excluded; charged against separate TRAVEL CLIN.
B047	Training NET CONUS w/ GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
New Equipment Training (NET) at Government Facility. Travel costs

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

excluded; charged against separate TRAVEL CLIN.
B048	Training NET CONUS w/ GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
New Equipment Training (NET) at Contractor Facility.
B049	Training Operator CONUS	[*]	Students	$[*]	$[*]	$[*]	$[*]
Operator Training (OT) at Government Facility.
B050	Training Operator CONUS	[*]	Students	$[*]	$[*]	$[*]	$[*]
Operator Training (OT) at Government Facility.
Unit Price
CLIN	Supplies/Services	Max Qty	Unit	1-4	5-8	9-12	13-16
B051	Training OT CONUS with GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
Operator Training (OT) at Government Facility.
B052	Training OT CONUS with GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
Operator Training (OT) at Contractor Facility.
B053	Training Delta	[*]	Students	$[*]	$[*]	$[*]	$[*]
DELTA at Government Facility.
B063	Training, Delta	[*]	Students	$[*]	$[*]	$[*]	$[*]
DELTA at Contractor Facility
B054	Training with GFE, Delta	[*]	Students	$[*]	$[*]	$[*]	$[*]
DELTA at Government Facility
B055	Training with GFE, Delta	[*]	Students	$[*]	$[*]	$[*]	$[*]
DELTA at Contractor Facility

OPTION YEAR FOUR: FROM END OF OPTION YEAR THREE FOR ONE YEAR, CLIN 4006

B056	Training IKPT with GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
Instructor and Key Personnel Training (IKPT) at Government Facility.
B057	Training IKPT with GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
Instructor and Key Personnel Training (IKPT) at Contractor Facility.
B058	Training NET CONUS	[*]	Students	$[*]	$[*]	$[*]	$[*]
New Equipment Training (NET) at Government Facility. Travel costs excluded; charged against separate TRAVEL CLIN.
B059	Training NET CONUS	[*]	Students	$[*]	$[*]	$[*]	$[*]
New Equipment Training (NET) at

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

Contractor Facility. Travel costs excluded; charged against separate TRAVEL CLIN.
B060	Training NET CONUS w/ GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
New Equipment Training (NET) at Government Facility. Travel costs excluded; charged against separate TRAVEL CLIN.
B061	Training NET CONUS w/ GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
New Equipment Training (NET) at Contractor Facility.
B062	Training Operator CONUS	[*]	Students	$[*]	$[*]	$[*]	$[*]
Operator Training (OT) at Government Facility.

Unit Price
CLIN	Supplies/Services	Max Qty	Unit	1-4	5-8	9-12	13-16
B063	Training Operator CONUS	[*]	Students	$[*]	$[*]	$[*]	$[*]
Operator Training (OT) at Government Facility.
B064	Training OT CONUS with GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
Operator Training (OT) at Government Facility.
B065	Training OT CONUS with GFE	[*]	Students	$[*]	$[*]	$[*]	$[*]
Operator Training (OT) at Contractor Facility.
B066	Training Delta	[*]	Students	$[*]	$[*]	$[*]	$[*]
DELTA at Government Facility.
B067	Training, Delta	[*]	Students	$[*]	$[*]	$[*]	$[*]
DELTA at Contractor Facility
B068	Training with GFE, Delta	[*]	Students	$[*]	$[*]	$[*]	$[*]
DELTA at Government Facility
B069	Training with GFE, Delta	[*]	Students	$[*]	$[*]	$[*]	$[*]
DELTA at Contractor Facility

ATTACHMENT 4

Government Furnished Equipment

Listing as of 30 June 2008

ITEM DESCRIPTION	P/N or NSN	MFG	COND	QTY	DELIVERY

GB-GRAM SAASM Receiver Module	987-1856-023	Rockwell	New	45	8/18/2008

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

BB-2590/U Li-Ion Battery Pack	6140-01-490-4316	NSN	New	20	10/31/2008

BB-2557/U Li-Ion Battery Pack	6140-01-490-5387	NSN	New	20	10/31/2008

Mission Planning Laptop to Include:		GD-Itronix	New	25	10/31/200

GoBook XR-1, Intel Core Duo 1.83 GHz,	IX270-01B
Dynavue XGA Display
3GB RAM Total	IX270-02G
120 GB Hard Drive W/Heater	IX270-03C
Bluetooth & GPS	IX270-04C
802.11 Wireless LAN	IX270-05A
Express Card Reader and TypeII PCMCIA	IX270-10A
9-Cell Main Battery (incl)	IX270-13A
Backlit Keyboard	IX270-14AB
Windows XP	IX270-16A
Front Handle	IX270-17A
3800 mAH Media Bay Battery	84+710000+WOR
Protective Keyboard and Display Overlays	62-0513-002
Spare Laptop Main Battery	23+050390-00R

ATTACHMENT 5

Contract Labor Categories and Loaded Rates
		FY09	FY10	FY11	FY12	FY13	FY14
L/C	Description
M1	Mech Assy	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]
M2	Test	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]
M4	Quality Engineer	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]
M5	Stockroom	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]
M6	Sr Materials Mgr	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]
M7	Materials Mgr	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]

E0	Sr Principal Scientist	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]
E1	Principal Engineer	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]
E2	Senior Engineer	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]
E3	Engineer	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]
E4	Associate Engineer	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]
E6	Sr Eng/Comp Tech	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]
E7	Eng/Comp Tech	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]
E8	Training Instructor	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

H92222-08-D-0048

A2	Program Manager Sr	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]
A3	Program/Product Manager	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]
A4	Contracts Management	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]
A5	Sr Prog Admin	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]
A6	Prog Admin	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

USSOCOM AECV System Contract # H92222-08-D-0048, 13 Jun 08, Atch 1

STATEMENT OF WORK
TABLE OF CONTENTS

AeroVironment, Inc.	74

USSCOCOM AECV Systtem Contract # H92222-08-D-0048, 13 Jun 08, Atch 1

3.3.5.1	Engineering Management	12
3.3.5.2	Engineering Services	12
3.3.5.3	Configuration Management (CM)	12
3.3.5.4	Configuration Status Accounting	12
3.3.5.5	Configuration Change Control	12
3.3.5.6	Physical Software Control	13
3.3.5.7	System Safety	13
3.3.5.8	Human Factors	13
3.3.5.9	Corrosion Control Plan	13
3.3.5.10	Technical and Engineering Support Data	13
3.3.5.11	Qualification Testing	14
3.3.5.12	Spiral Evolutionary Development Program	15
3.3.6	Travel	15
APPENDIX A	CDRL List	A-1
APPENDIX B	Document Summary List (DSL)	B-1
APPENDIX C	WBS and WBS Dictionary	C-1
APPENDIX D	CROSS-REFERENCE, SOO/SOW and SRD/SOW	D-1
APPENDIX E	SOW/WBS/CDRL/DSL/CLIN	E-1
APPENDIX F	AVI Standard Warranty	F-1

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1     SCOPE

This Statement of Work (SOW) describes the effort required for the design, engineering development, fabrication, test and upgrade of the All Environment Capable Variant (AECV) Small Unmanned Aircraft System (SUAS). This SOW also describes the effort required for training, maintenance and logistics support of the AECV SUAS.

1.1   Background

Special Operations Forces (SOF) units operate in environments requiring organic, tactical, and portable Intelligence, Surveillance, and Reconnaissance (ISR), often in maritime environments. Man-portable, dedicated SUAS systems provide the following capabilities to the small unit: penetration of denied areas, increased operational tempo by providing day/night imagery of open, rolling, complex, and urban environments, reconnaissance and surveillance of enlarged battle space with longer reaction times, improved force protection, increased situational awareness, increased target acquisition capability, reduced high risk Exposure of SOF operators while still providing real-time intelligence on target areas, and battle damage assessment. These capabilities contribute to small unit success by facilitating maneuvers to points of positional advantage with speed and precision in order to conduct decisive operations.

The 2004 RPUAS ORD documented the requirement for a man-portable SUAS to provide dedicated ISR at the squadron/platoon level. The AECV CDD Annex to the RPUAS ORD has defined additional performance parameters required to employ RPUAS systems in a broader spectrum of environmental conditions to support the missions of Naval Special Warfare (NSW) and other SOF units. The AECV SUAS is a variant of the SUAS program. The intention of the AECV SUAS is for the system to function in the same environments where the SOF warfighter operates. The desired operational environment includes rivers, streams, lakes, ponds, marshes, swamps, snow, and the open ocean, which are characterized by high moisture, high humidity, temperature extremes, and salt fog conditions.

2     APPLICABLE DOCUMENTS

Applicable documents are cited in the Document Summary List (DSL) (Appendix B) by number, title, date, and as otherwise specified in this contract.

3     REQUIREMENTS

3.1   General Requirements and Objectives

The contractor shall be responsible for total system performance, development, integration, test, evaluation, manufacturing, logistics, repair and support of SUAV Systems as defined in this SOW and the AECV System Requirements Document through Government performance testing. This SOW describes the contractor’s responsibilities and tasks that shall be performed in the procurement, delivery and support of the systems. The contractor shall provide all labor and materials in the performance of this SOW. The contractor shall furnish all labor and all required materials except those specified to be Government-furnished. The contractor shall perform all tasks specified under this contract over the period of performance specified by the contract.

3.2   Objectives and Goals

The overall goals of this effort are to manufacture AECV SUAS, to provide logistics support for AECV SUAS, and to perform evolutionary development while maintaining an effective systems engineering approach for AECV technology insertion and reliability/maintainability improvements.

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Two cross reference matrices have been provided for convenience. The first matrix cross-references the SOO to the SOW (organized by SOO section). In addition, SRD-to-SOW references are included where appropriate. The second cross-reference is organized by the SOW and provides a cross-walk of the SOW / CDRL / DSL / WBS and CLINs. The cross-walk can be found in Appendix E.

3.3   Specific Requirements

Program Management

The contractor shall establish and support maintenance of this SOW by direction and with coordination of the Procuring Contracting Officer (PCO). The contractor shall establish and maintain an AECV SUAS Integrated Management Plan to support cost, schedule and performance aspects of the effort required by this contract. The contractor shall perform all the program management functions including contract, business, technical and logistics management functions that are necessary to execute the total effort required by this contract. The contractor shall provide all the planning, organizing, controlling, and staffing and direction functions to meet SOW requirements.

3.3.1.1   Management Structure

The contractor shall have a dedicated management team with defined roles and responsibilities. The management team shall execute the activities of this SOW and shall track an objective means to measure program success. The team shall enable direct involvement by Government personnel at the working level through the use of Integrated Product Teams. IPTs shall be used to resolve issues and conflicts and shall identify risk areas and develop solutions to mitigate these risks. Each IPT shall have joint Government/contractor team leads, and all contractor and Government representatives on the IPTs shall be identified by name. The AECV SUAS IPT structure shall be composed of an overarching management IPT, a Supportability IPT; and a System Engineering IPT. all IPTs shall be empowered to form ad hoc IPTs and Process Action Teams as required to address detailed issues.

3.3.1.2   Program Meetings and Reviews

The contractor shall conduct a kick-off meeting within 30 days after contract award. The contractor shall conduct a Program Management Review (PMR) at least once per year. The contractor shall conduct additional PMRs in association with significant contract or program changes. The contractor shall participate in Technical Interchange Meetings held by USSOCOM.

The contractor shall conduct a Production Readiness Review (PRR) prior to Full Rate Production (FRP) phases of the program.

IPTs shall initially meet once every two weeks by teleconference. IPT meeting frequency shall be adjusted on an ad-hoc basis as required and shall be established by each IPT.

The contractor shall conduct Preliminary Design Reviews (PDRs), Critical Design Reviews (CDRs) and Technical Readiness Reviews (TRRs) for engineering development and changes for AECV SUAS.

3.3.1.3   Contract Work Breakdown Structure

The contractor shall prepare, maintain and update as required, a Contract Work Breakdown Structure (CWBS) and WBS Dictionary IAW DI-MGMT-81334 using MIL-HDBK-881 as a guide. The CWBS shall be the basis for planning, monitoring, reporting, and controlling cost, schedule, and technical performance.

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3.3.1.4   Program Schedule

The contractor shall maintain an Integrated Master Schedule (IMS) IAW DI-MGMT-81650 that reflects the efforts identified in this SOW. The schedule shall include reviews, tests, training, components, sub-assemblies, assemblies and completed system and the tracking of delivered and repair items.

3.3.1.5   Cost and Performance Reporting

The contractor shall prepare Status Reports IAW DI-MGMT-80368 covering the program progress and status on technical, cost and schedule performance, tradeoffs and risk reduction activity.

The contractor shall establish a budget baseline by Contract Line Item Number for CPFF line items upon award of each LRIP and FRP contract. The contractor shall prepare Performance and Cost Reports IAW DI-FNCL-80912. The contractor shall prepare Contract Funds Status Reports (CFSRs) IAW DI-MGMT-81468 over the period of performance of the contract. The budget baseline shall serve as the basis for the performance and cost reports. If during the performance of this contract, the contractor determines that the man-hours or funds are insufficient to complete the task, the Performance and Cost reports shall include an analysis of the reason(s) for the insufficiencies and corrective actions taken or required.

3.3.1.6   Risk Management

The contractor shall establish, implement, and maintain a proactive, on-going Risk Management Process that identifies, assesses, mitigates and appropriately reports technical, cost, and schedule risk on this contract. The contractor and Government will use program reviews, reports and IPT meetings to track risks and mitigation progress across the entire program.

3.3.1.7   Security

The contractor shall be required to maintain a SECRET facility clearance and provide adequate number of personnel cleared at the SECRET level to perform classified tasks. The contractor shall have access to classified hardware and software systems and subsystems necessary to perform technical engineering support. The contractor shall be required to receive and generate classified material IAW AECV SUAS Security Classification Guide.

The contractor shall provide security management support. Efforts will include, but are not limited to, performing classified document control functions, classified materials inventories, program access requests, preparing and monitoring personnel indoctrination and debriefing agreements, and maintaining and using security-related databases.

The contractor shall comply with all required security measures necessitated to the required use of Selective Availability Anti-Spoofing Module (SAASM) GPS devices by the system. The contractor shall possess or be able to possess the appropriate facility and personnel security clearances to perform this work.

3.3.1.8   Safety

The contractor’s established safety guidelines and procedures shall be followed during the execution of this SOW. The guidelines and procedures are documented and controlled in the contractor’s Quality Management System documents and Injury and Illness Prevention Program.

3.3.1.8.1   Environmental Safety and Occupational Health (ESOH)

The contractor shall establish an Environment, Safety and Occupational Health (ESOH) Program to minimize risk throughout the AECV system life cycle. The contractor shall perform ESOH analyses and provide data to support evaluation of environmental impacts in accordance with the National Environmental Policy Act (NEPA)(PL 91-190). The program shall address environmental compliance, system safety and health, hazardous materials, pollution prevention, and explosive safety. The ESOH analyses shall be used to integrate environmental considerations into the systems engineering process. Resolution, reporting, and

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tracking of environmental issues shall be accomplished through the systems engineering process.

3.3.1.8.2                    Hazardous Materials Management Program

All contractor and subcontractor activities shall be in compliance with applicable federal, state, and local environmental laws and regulations. The contractor shall ensure that design, maintenance, operation, manufacturing, programmatic decisions, and trade-off studies strive to eliminate or reduce hazardous materials and wastes. The contractor shall prepare a Hazardous Materials Management Program (HMMP) Plan IAW DI-MGMT-81398 and National Aerospace Standard (NAS) 411. The contractor shall not use substances listed in Emergency Planning and Community Right-to-Know Act (EPCRA) Section 313 toxic chemicals and EPCRA Section 302, extremely hazardous substances, or products containing such substances, without Government approval. The contractor shall request approval to use substances identified in EPA-745-R-99-004, the Environmental Protection Agency (EPA) 17 - list only if there is no other viable material. The contractor shall not use any Class I Ozone Depleting Chemical/Ozone Depleting Substance (ODC/ODS) in the manufacture of items required by this SOW, unless a waiver is obtained from the Government. The contractor shall provide, through the IPT process, immediate notification of any proposed hazardous material mitigation/elimination efforts that may adversely impact schedules and/or cost, or performance. The contractor shall prepare HMMP Reports IAW DI-MISC-81397.

3.3.1.9   Government Furnished Information (GFI) and Government Furnished Equipment (GFE)

The contractor shall provide all the planning, organizing, controlling, staffing and database functions for handling and tracking Government Furnished Property (GFP) for the efforts defined by the SOW. The contractor shall prepare inventory and utilization data reports IAW DI-MISC-81107 for GFP associated with the efforts defined by this SOW. The Government will provide GFE/GFI as identified in the contract.

3.3.1.10   Warranty

The contractor’s warranty shall be incorporated into the contract.

Manufacture of AECV SUAS and Spares

The contractor shall provide all labor and material (with the exception of Government Furnished Equipment (GFE) to produce AECV SUAS and Spares for LRIP and FRP. The contractor shall provide all labor and material to produce initial spares and depot stock to support these systems. The initial spares shall be produced concurrently with the AECV SUAS. The contractor shall work jointly with the Government IPTs to identify and effect changes in the content and quantities of the AECV SUAS and Spares based on field usage and spiral development.

Systems and support components shall be compliant with the AECV SUAS System Performance Specification and conform to the configuration defined in the Baseline Description Document.

3.3.1.11   AECV SUAS

The contractor shall produce and deliver complete AECV SUAS IAW the contract delivery schedule. The AECV SUAS basic system configuration definition includes three (3) air vehicles, three (3) payloads with day/night passive imagery, one (1) Ground Control Station (GCS), one (1) Remote Video Terminal, launch/recovery peculiar equipment (if required), Field Repair Kit, ancillary equipment and special tools (battery charger(s), software, simulator, test sets), documentation. The contractor shall produce and deliver ISPs as defined by the contract. The contractor shall produce and deliver the AECV SUAS with or without GFE as defined by the contract. The system configuration at time of production shall be consistent with the system description detailed in the system specification and baseline description document.

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3.3.1.12   Initial Spares Packages (ISPs)

The contractor shall produce and deliver AECV SUAS ISPs IAW the contract delivery schedule. Unit-level, Inventory-Control-Point and Depot-Maintenance ISPs shall be delivered. The ISP configurations are defined in the system specification and baseline description document. ISP contents have been established prior to contract award. The contractor shall estimate and recommend adjustments to the ISP contents based on availability and reliability analysis. The contractor shall produce and deliver the AECV SUAS with or without GFE as defined by the contract.

3.3.1.13   System Level Components

The contractor shall produce and deliver AECV SUAS System-level components IAW the contract delivery schedule. System-level components includes the following items which are detailed in the system specification and baseline description document.

1)     Air Vehicles with or without GFE as defined by the contract

2)     EO & IR Payloads

3)     Ground Control Stations with or without GFE as defined by the contract

4)     Remote Video Terminals with or without GFE as defined by the contract

5)     Field Repair Kits

6)     Ancillary equipment

7)     System Software Installer

8)     Battery Chargers

9)     Simulator Hardware

10)   System Documentation

11)   Air Vehicle Batteries

12)   GCS Batteries

3.3.1.14   Repair Parts

The contractor shall produce and deliver AECV SUAS SRU and consumable repair parts in support of the Contract Logistics Support activity for the contract.

3.3.1.15   Manufacturing and Planning Control

The contractor shall maintain internal manufacturing planning and control documents and make them available for review by the Government IPT members.

3.3.1.16   Quality Program

The contractor shall establish and maintain a quality program conforming to the requirements of International Standard Organization (ISO) 9001 or a Government-approved equivalent standard. The contractor shall maintain a Quality Management System Plan (QMSP) that satisfies the requirements of ISO 9001 and addresses their operations at the production and flight acceptance sites. The Quality Program Plan (QPP) shall include policies and procedures for the flow down of the necessary quality requirements to its suppliers in order to ensure delivered product meets their intended requirements. The QPP shall be available for Government review.

3.3.1.17   Variability Reduction and Process Control

The contractor shall document that the manufacturing processes for production are under statistical control and are capable of producing the AECV SUAS System and components to meet the performance specifications within the bounds of overall system cost constraints. The contractor shall maintain a variability reduction program as an integral part of its Quality Assurance system.

3.3.1.18   Inspection and Acceptance

The contractor shall prepare and update Acceptance Test Plans IAW DI-QCIC-80553 and conduct acceptance testing of the Air Vehicles, EO/IR Payloads, GCS/RVT and Battery Chargers. The contractor shall maintain a database of acceptance test results. Final inspection and acceptance testing shall be performed at a contractor provided test facility.

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3.3.1.19   Electronic Fabrication Procedures

The contractor shall maintain electronic fabrication procedures. These procedures shall describe the materials, methods, and verification criteria for producing quality electrical interconnections and assemblies and shall utilize process control methodologies for the planning, implementation, and evaluation of the manufacturing processes. The Government shall be provided access to the electronic fabrication procedures.

3.3.1.20   Parts Obsolescence

The contractor shall assume full responsibility for Parts Obsolescence problems, resolutions, and implementation for the term of the contract. Through the period of performance of the contract, the contractor shall: (1) identify alternate sources, replacement parts, or optional part numbers for parts and materials that become obsolete or damaged and need repair, and (2) revise applicable engineering drawings, schematics, and specifications to incorporate the new information. The parts obsolescence program and procedures shall be made available for review by Government IPT members.

3.3.1.21   Reliability

The contractor shall establish and implement a reliability program to the lowest level of assembly. Reliability models, allocations, and predictions (using physics of failure predictions where feasible) shall support the reliability requirements. Modifications to AECV system shall not degrade the reliability below existing specification requirements.

3.3.1.22   Failure Modes, Effects, and Criticality Analysis (FMECA)

The contractor shall maintain an FMECA database IAW best commercial practices, representing the baseline Air Vehicle and GCS. The contractor shall update the FMECA to reflect the effects and criticality of hardware and software failures, safety hazards, the impact of engineering design changes, results of corrective actions, and approved design changes. The contractor shall make the FMECA available to the Government engineering IPT. The contractor shall prepare and submit an FMECA Report IAW DI-ILSS-81495.

3.3.1.23   Failure Reporting and Corrective Action System (FRACAS)

The contractor shall implement a closed-loop FRACAS to ensure all failures are analyzed and corrective actions are developed and implemented. All failures experienced during contractor or Government testing and fielding shall be classified and tracked as part of the FRACAS. The contractor shall prepare a Failure Summary and Analysis Report. The contractor shall coordinate with the Government to ensure that each Government-generated Incident Report is traceable to a FRACAS Report. The contractor shall establish a Failure Review Board, with Government participation, for review, disposition and closure of AECV SUAS failures.

3.3.1.24   UID

Items produced and delivered as part of this contract shall be marked IAW MIL-STD-130L according to the criteria in DFARS clause 252.211-7003 and the USSOCOM UID Implementation Plan. The PCO may designate additional items that shall be included for UID marking. The Baseline Description document delivered as part of this effort shall include identification of items designated for UID marking. all items designated for UID marking including embedded items shall be reported IAW DI-MGMT-80177C upon completion of contract delivery.

3.3.1.25   Flight Operations

The contractor shall support production flights and acceptance test flights. The contractor shall coordinate procedures and scheduling with appropriate Government and local area personnel to ensure flight procedures comply with local and area requirements and appropriate flight regulations. The contractor shall support documentation required for Government request of FAA COA or other

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flight range requirements as described in the engineering data efforts of this SOW.

Training Program

The contractor shall develop a training program which encompasses a total training system concept that satisfies the requirements for qualifying and sustaining trainers, operators, maintainers and support personnel for the product life-cycle at all levels and locations.

The training program shall meet the requirements of SOF Directive 350-9 dated 30 Oct 2007. The contractor shall support training program certification by USSOCOM SOKF-J7T. The training program shall make maximum use of the AECV GCS embedded simulator capability for training and certification activity.

3.3.1.26   Training Courses

The contractor shall develop training courses for each type of training described in this section including the data requirements described herein. The contractor shall provide specific personnel performance requirements data necessary to support the design of a training program IAW DI-SESS-81518. The contractor shall provide information regarding acquisition of resources and management for conduct of training IAW DI-SESS-81521. The contractor shall provide definition and direction for instructors and trainees for the conduct of formal training IAW DI-SESS-81523. Training materials shall be updated and provided a minimum of 30 days prior to each increment of AECV capability.

3.3.1.26.1   Train-the-Trainer and Instructor and Key Personnel Training (IKPT)

The contractor shall develop a type-1 contractor train-the-trainer course for the AECV SUAS program.

3.3.1.26.2   New Equipment Training (NET)

The contractor shall develop a New Equipment Training course to instruct and qualify system operators prior to system fielding.

3.3.1.26.3   Operator Training

The contractor shall develop an operator training course to instruct and qualify operators after system fielding.

3.3.1.26.4   Delta Training

The contractor shall develop a delta training course to instruct and qualify operators that already hold certificates for RQ-11B Raven SUAS or Wasp BATMAV operation.

3.3.1.27   General Training Program Requirements

The contractor shall provide overall management expertise to plan, execute and control the training identified in this SOW and in accordance with the AECV SUAS Training Support Packages (TSP). The contractor shall work with the supportability IPT to meet the overall objectives and capabilities for this training. Training may be required to be conducted on weekends and federal holidays and shall be continuous, if so scheduled by the Government.

3.3.1.27.1   Training Curriculum

The training shall consist of a combination of classroom and flight training using system hardware consistent with the contract deliverable hardware. The training program curriculum shall include system operation, operator level maintenance, and airspace management, troubleshooting proficiencies, simulator operation, tactics, techniques and procedures. The contractor shall provide and deliver to the government a Training Reference Manual (TRM) that describes all operator manipulation of all graphical user interface (GUI) parameters of the software and hardware associated with the system as defined by this document.

3.3.1.27.2   Training Expertise and Personnel

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Contractor personnel shall be fully capable of supporting the training and have the knowledge required to meet the requirements specified in this SOW. The contractor shall assign supporting personnel to perform the services and functions required to execute training requirements outlined in this document. Personnel assigned to this task shall be capable of conducting training IAW this document utilizing the training support package in an austere environment. The Training Package will consist of a student instructor ratio of [*], with a maximum class size of [*] students. Each class shall have a training cadre with [*] Chief Instructor, [*] Site Instructors and one (1) Logistics Field Service Technician. The Government will provide a single point of contact (POC) to ensure logistic and training issues are resolved. This POC will be available during all training times and should be capable of resolving any issues that arise during the course.

3.3.1.27.3   Assessment

The contractor shall provide the specific data necessary for the examination of an individual’s skills, knowledge, attitudes and achievement of learning objectives IAW DI-SESS-81525. Students shall be assessed by the contractor on the Flight profiles identified in the Training Support Package on criteria of Go/No-Go. The contractor shall administer and evaluate these tasks by performance during the Practical Exercise portion of training events. The contractor shall track and record individual student task proficiency prior to the conclusion of the student’s training program, and provide a recommendation on completion assessment (Go/No-Go). The contractor shall provide a detailed after action report including students, rank, unit, contact information and student surveys. The contractor shall make recommendations to the Government for dismissal of any student who has shown an inability to understand and comprehend the course material or is a behavioral issue.

3.3.1.27.4   Course Material

The contractor shall be responsible for providing all course materials. Students shall receive the operator and maintenance manual and training briefings on a CD ROM, one (1) per student. The contractor shall provide the training package to conduct training operations.

3.3.1.27.5   Schedule

Training locations and schedule shall be established by USSOCOM Project Office and directed by the PCO. The PCO will establish the course requirement by notifying the contractor of a training location not less than 90 days (minimum) prior to training start of training. The PCO will notify the contractor of any class cancellations 10 days prior to the training start date. The following is information for AECV Training Locations and Schedules to aid in balancing the reality of time sensitive requirement variability and scheduling challenges:

(1) 60 days in advance of each training event, the contractor will be provided a forecast of locations and numbers of students. This will define the number of instructors and allocate resources for the training event.

(2) 45 days in advance of each training event, the contractor will be provided firm requirements (type of training, training locations, and maximum students will not increase). Changes in requirements after this point may not necessarily be accommodated.

(3) 30 days in advance of each training event, the contractor shall prepare and submit a Training Letter of Instruction (LOI) for each scheduled training event.

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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(4) 14 days prior to actual start date, under the terms of the contract, the government can change the training location.

3.3.1.27.6   Training Maintenance

The contractor shall provide onsite maintenance personnel to keep the required training systems operational.

3.3.1.27.7   Contractor Training Location

The contractor shall conduct training at a central CONUS location as defined by the contract schedule. Training shall be at a Government-approved location. The contractor shall provide resources and materials for a mobile training capability on the ground. The Contractor will provide climate controlled classroom and range facilities. The Contractor will provide a climate controlled storage area for storage of training assets and support equipment. The Contractor will be responsible for all range scheduling and frequency coordination/deconfliction. The Government will provide water vessels suitable to the maritime training environment.

3.3.1.27.8   Government Training Location

The contractor shall conduct training at CONUS and OCONUS locations as defined by the contract schedule. Training shall be at a Government-approved location. The Government will provide climate controlled classroom and range facilities. The Government will provide a climate controlled storage area for storage of training assets and support equipment. The Government will provide all necessary electronic and paper maps required for the range allocated for training. The Government will be responsible for all range scheduling and frequency coordination/deconfliction. The Government will provide water vessels suitable to the maritime training environment. If required, the contractor will be available to assist with coordination on a cost reimbursable basis.

3.3.1.28   Training Conduct with and without Government Furnished Equipment (GFE)

The contractor shall conduct training as defined in the following sections using AECV SUAS components, materials and support equipment provided by the Government. The contractor shall conduct training as defined in the following sections using contractor supplied AECV SUAS components, materials and support equipment. Training activity shall be conducted with or without GFE as defined by the contract delivery schedule.

3.3.1.28.1   Train-the-Trainer and Instructor and Key Personnel Training (IKPT)

The contractor shall conduct type-1 contractor train-the-trainer course for the number of students defined by the contract schedule. The Program Office will identify the cadre of military/Government personnel for IKPT training. IKPT course duration shall not exceed [*] days and shall have a minimum of a [*] hour program of instruction (POI). The IKPT training shall be conducted IAW with contractually defined TSP developed as part of this effort.

3.3.1.28.2   New Equipment Training (NET)

The contractor shall conduct New Equipment Training for the number of students defined by the contract schedule. NET course duration shall not exceed [*] days and shall have a minimum of a [*]-hour POI.

[*]   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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3.3.1.28.3   Operator Training

The contractor shall conduct Operator Training for the number of students defined by the contract schedule. Operator Training course duration shall not exceed [*] days and shall have a minimum of a [*]-hour POI.

3.3.1.28.4   Delta Training

The contractor shall conduct Delta Training for the number of students defined by the contract schedule. Delta Training course duration shall not exceed [*] days and shall have a minimum of a [*]-hour POI.

Contractor Logistics Support

The contractor shall establish, implement and maintain an ILS program to manage, integrate and execute ILS requirement for the AECV program. A Joint Government/contractor Supportability IPT chaired by the Government will monitor the implementation and status of the ILS program. The LCSM, the SOF Support Activity at [*], will support the day-to-day support of the AECV system. The contractor shall support the LCSM in a two-level maintenance concept consisting of field operator-level repair and contractor provided depot-level maintenance and repair.

3.3.1.29   Supportability Analysis

The contractor shall conduct analysis to define optimal support concept planning by defining all tasks required to operate, maintain and support the AECV systems, training and associated support equipment. The contractor shall support the AECV LCSM in development of logistics support planning and execution.

3.3.1.30   Technical Support

The contractor shall provide worldwide technical support to AECV SOF units in the CONUS and OCONUS locations to include designated combat zones. The contract shall provide on-site support for technical and logistics expertise, system upgrades and maintenance.

3.3.1.31   Logistics Demonstration

The contractor shall support a Logistics Demonstration of the SUAV System during the LRIP test and evaluation and as required for incorporation of spiral development improvements.

3.3.1.32   Validation and Verification

The contractor shall support verification and validation of the AECV System Technical Manuals and Training Support Package.

3.3.1.33   Operational Availability

As a Threshold, the AECV System shall achieve an Operational Availability (Ao) rate of 90%. This requirement is based on a Fully Mission Capable materiel condition. As an Objective, the AECV System will achieve an Ao Rate of [*]%. This requirement is based on a Fully Mission Capable materiel condition.

3.3.1.34   Maintenance

The contractor shall provide all maintenance and repair actions above the field level required to support the AECV System equipment delivered in the scope of this SOW. Maintenance shall be performed by qualified maintainers using contractor-approved procedures. The contractor shall provide all tools and test equipment required to accomplish maintenance actions. The Government will provide all shipping costs for systems/components, spares and consumables that

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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require retrograde to Depot Main and material sustainment of the AECV Systems and spares. The contractor shall provide all depot level maintenance required to support the SUAV System equipment at an Ao rate of [*] percent. The Ao rate shall be tracked by the contractor with data derived from contractor and Government databases and shall be coordinated with the supportability IPT.

The contractor shall develop and update a depot maintenance procedure including step-by-step instructions for inspection and repairs of the AECV system, LRUs and components.

3.3.1.34.1   Unplanned Maintenance

The contractor shall perform unplanned depot-level maintenance for AECV systems, LRUs and components.

3.3.1.34.2   Planned Maintenance

The contractor shall perform planned depot-level inspection, repair and maintenance for AECV systems, LRUs and components. This activity shall include inspections and service items necessary to maximize the life cycle of system components. Planned maintenance activity shall include downloading automated flight logs and usage information from the GCS and Air Vehicle hardware into a managed database.

3.3.1.35   Supply

The contractor shall provide depot repair supply stocks and management for the AECV System worldwide deployments in coordination with LCSMP. The Unit, Inventory Control Point (ICP), and Depot level initial spares packages shall be supplied in accordance with the contract schedule. This shall include spares required to support integration and test activities for this effort. The contractor shall process unserviceable returns into the maintenance cycle and return to the ICP. All repairable/retrograde LRUs determined to be either Beyond Economical Repair or un-repairable shall be submitted to the Government for disposal. The contractor shall provide suitable storage for non-fielded system equipment and parts.

3.3.1.36   Transportation

The contractor shall prepare transportability clearance diagrams IAW DI-PACK-80880 for all system equipment.

The contractor shall provide suitable transportation of system equipment and parts to Continental United States (CONUS) and Outside Continental United States (OCONUS) locations. System and spares deliveries will be primarily made to [*].

The contractor shall prepare, coordinate and acquire all shipping documentation to include shipments made by Government Bill of Lading (GBL). The contractor shall prepare, coordinate and acquire all shipping documentation to include shipments made by the LCSM. The contractor shall provide labor, materials, and complete the packaging, packing, and shipment of systems and support equipment required for CONOS and OCONUS locations. The contractor shall provide customs and International Traffic in Arms Regulation (ITAR) documentation in support of international shipping.

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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The contractor shall provide labor and equipment to receive and unpack equipment for maintenance and repair actions.

Systems Engineering

3.3.1.37   Engineering Management

The contractor shall prepare, maintain and update a System Engineering Management Plan (SEMP). The contractor shall implement and maintain a Systems Engineering Program in accordance with the SEMP for the period of performance of the contract. The contractor shall establish and maintain System Engineering Processes following best commercial practices in accordance with the SEMP for the tasks defined by this SOW. The SEMP shall establish and track the spiral development path for the AECV system by prioritizing the tradespace requirements and implementation as to provide the best value to the Government. The contractor shall work with the Government IPT to plan and support spiral development and technology insertion.

3.3.1.38   Engineering Services

The contractor shall provide engineering services to support the AECV program as specified by the contract. Engineering service tasks will be initiated by the Government.

3.3.1.39   Configuration Management (CM)

The contractor shall establish and update the AECV SUAS product baseline IAW DI-CMAN-81121. The baseline shall be updated as changes and spiral developments are incorporated into the system configuration. The contractor shall perform CM tasks pertaining to the AECV SUAS and hardware and software components in this SOW IAW the contractor’s CM plan for production business practices. The contractor shall be responsible for maintaining established baselines and the entire CM through the program life cycle for the AECV SUAS. The contractor shall prepare Class I Engineering Change Proposals (ECPs) IAW DI-CMAN-80639 and section H of the contract for any configuration change that impacts form, fit or function to the contractor’s production baseline alter function from the System Performance Specification or result in the necessity for changes to the system Technical Manuals. All ECPs shall be processed through the Joint Configuration Control Board (JCCB). The JCCB shall consist of Government and contractor(s) personnel. Class I changes shall not be incorporated unless approved by the Government. The implementation plan for Class I changes shall be incorporated into the IMS.

3.3.1.40   Configuration Status Accounting

The contractor shall establish and maintain a Configuration Status Accounting (CSA) program IAW the contractor’s standard operating procedures. The contractor shall maintain current and historical records for the baseline technical data, changes, critical nonconformance actions, and new and updated documentation, including identification of all as-built configurations and incorporation status. The status accounting system shall provide for generating indentured parts lists, where-used lists, drawing tree, and other data necessary to provide the complete and accurate configuration history and status. CSA reporting shall be IAW DI-CMAN-81253.

3.3.1.41   Configuration Change Control

All hardware and software changes shall be processed IAW the contractor’s CM plan for production programs. Any changes to the system baseline shall be coordinated with the USSOCOM AECV project office. The contractor shall in a System Engineering Integrated Product Team, with Government participation, to provide insight and resolution of configuration and design matters.

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3.3.1.42   Physical Software Control

For all software changes, the contractor shall ensure that the physical software baselines are controlled and tested at the computer software configuration item level. The contractor shall ensure each software baseline is identified, tracked within the contractor’s CM Plan guidelines and has the necessary number of backup copies. Any changes to the system baseline shall be coordinated with the UAVS PO.

3.3.1.43   System Safety

The contractor shall establish and update a System Safety Program Plan (SSPP) IAW DI-SAFT-81626 for the baseline system and for the life cycle of the system. The contractor shall prepare a System Safety Assessment Report (SAR) IAW DI-SAFT-80102 and MIL-STD-882. System safety shall be reviewed and SAR updated as changes and technology improvements are incorporated into the system.

3.3.1.44   Human Factors

The AECV SUAS shall be developed and designed with the human considered at the forefront. Human factors consideration shall apply to operators, maintainers, sustainers, trainers, and other support personnel. The AECV SUAS shall provide all necessary indicators, visual displays, auditory indicators, and other aids to maximize situational awareness and overall performance while not interfering with peripheral vision, movement or effectiveness. The AECV SUAS shall be designed such that the controls, displays, and system software usability or operability enhance a person’s ability to effectively operate the system. all data shall be received, displayed and presented in a usable format that shall be understandable to the recipient of the information in a real-time and realistic manner. This data shall be in a format which shall allow easy processing and follow-through to the next level of operation. The applicable seven HSI domains (i.e., manpower, personnel, training, environment, safety, and occupational health (ESOH), human factors engineering, and personnel survivability) shall be optimized to produce total system performance that will result in reduced life-cycle costs. Human factors engineering shall be in accordance with MIL-STD-1472F.

3.3.1.45   Corrosion Control Plan

The Contractor shall prepare a Corrosion Control Plan IAW DI-MFFP-81403. The plan shall include preventive and corrective procedures utilized during design/development, testing, modification, manufacturing, materials handling, packaging and shipping. The plan shall be updated over the period of performance to include data collected through design studies, failure analysis reports, and aircraft system inspections.

3.3.1.46   Technical and Engineering Support Data

3.3.1.46.1             AECV SUAS Specification

The contractor shall prepare and update an AECV SUAS System Performance Specification IAW DI-MGMT-81431 and in coordination with the Government over the period of performance of the contract. Changes to the performance specification shall be made as ECPs and spiral developments are incorporated into the system configuration.

3.3.1.46.2             Interface Control Documents

The contractor shall publish and revise a GCS Interface Control Document (ICD) IAW DI-CMAN-81248. The contractor shall publish and revise a Modular Payload Interface (MPI) ICD IAW DI-CMAN-81248 to facilitate future payload development by the AECV contractor and other DoD contractors selected by the Government.

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The contractor shall publish and revise an ICD IAW DI-CMAN-81248 for AECV SUAS over-the-air Data Link Interface (DLI) software protocol to facilitate interoperability and incorporation of AECV interface capability in other USSOCOM systems.

The contractor shall publish and revise an ICD IAW DI-SMAN-81248 for AECV SUAS Simulator Interface software protocol to facilitate interoperability and incorporation of AECV simulation capability in other USSOCOM systems.

3.3.1.46.3   Survivability Analysis

The contractor shall conduct environmental effects and survivability analyses.

3.3.1.46.4   Spectrum Support

The contractor shall prepare DD Form 1494 in support of spectrum certification activities for the AECV SUAS datalink. This shall include documentation of datalink characteristics and test reports as required. The contractor shall provide DD Form 1494 data to the AECV program office in support of spectrum supportability requests in foreign host nations. DD Forms 1494 supporting spectrum certification activities shall be IAW DI-MISC-81174. The contractor shall support spectrum certification activities for spiral developments.

3.3.1.46.5   Technical Data Supporting Data Link Waivers

The contractor shall provide supporting data to the AECV program office in support of preparation of waiver for the Joint Tactical Radio System (JTRS) Soldier Radio Waveform requirement.

The contractor shall provide supporting data to the AECV program office in support of preparation of waiver for the Tactical Common Data Link (TCDL) requirement.

3.3.1.46.6   Technical Manual

The contractor shall prepare a commercial AECV System Operator’s and Maintenance manual DI-TMSS-80527. The content of the manual shall include operator-level operation and maintenance of the system, checklists, emergency procedures and logistics procedures consistent with the LSCM concept. The manual shall have step-by-step instructions for replacement of LRUs, operator-level inspections and repairs. The manual shall include emergency maintenance procedures which provide general guidance beyond O-level to be accomplished when no other maintenance alternatives are available. The contractor shall prepare updates to the manual as required for upgrades and changes to the system as well as in response to user feedback.

3.3.1.46.7   Airworthiness Data Support

The contractor shall provide data in support of Government application for Federal Aviation Administration (FAA) — Certificate of Authorization (COA) for operation of AECV SUAS in designated areas of the National Airspace System (NAS). The contractor shall provide data in support of Government range safety approval process for Government test ranges.

3.3.1.47   Qualification Testing

The contractor shall develop and conduct the qualification test effort IAW MIL-STD-810, MIL-STD-461E and product conformance methodology. The contractor shall use the System Engineering IPT to complete test planning. The contractor shall participate in the development of the Government TEMP through the IPT process. Test plans shall be prepared and submitted IAW DI-MGMT-80937. Test reports shall be prepared and submitted IAW DI-NDTI-80809.

Testing shall include radiated emissions of the AV, GCS and RVT IAW MIL-STD-461 method RE102. Testing shall include radiated susceptibility of the AV, GCS and RVT IAW MIL-STD-461E method RS103.

3.3.1.47.1   Aeronautical Design Standards Verification and Analysis

The contractor shall conduct a Hazards of Electromagnetic Radiation to Personnel (HERP) verification IAW paragraph 3.6.3 of Aeronautical Design Standard (ADS-

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37A-PRF).

The contractor shall conduct a Hazards of Electromagnetic Radiation to Ordinance (HERO) verification IAW paragraph 3.6.1 of Aeronautical Design Standard (ADS-37A-PRF).

The contractor shall conduct a Hazards of Electromagnetic Radiation to Fuel (HERF) verification IAW paragraph 3.6.2 of Aeronautical Design Standard (ADS-37A-PRF).

3.3.1.48   Spiral Evolutionary Development Program

The contractor shall develop and update a spiral evolutionary development program. The contractor shall incorporate technology developments focused on the following items:

1)     Reduced acoustic, visible and electronic signatures.

2)     Increases Range and endurance.

3)     Incorporation of digital data links.

4)     Improved payload capability.

5)     Improved system reliability and maintainability.

6)     Ground control station enhancements.

7)     Embedded Simulator enhancements.

Payload improvements shall utilize an open architecture approach while increasing the required standoff range from the target.

Travel

The contractor shall travel as required to execute the performance of each of the sections of this Statement of Work.

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APPENDIX A CDRL LIST

Draft Form 1423 for each CDRL item can be found in Volume 4, section 5, CDRL List.

CDRL No.	Title/Document Number
A001	System/Subsystem Specification (DI-MGMT-81431)
A002	Integrated Master Schedule (DI-MGMT-81650)
A003	Monthly Status Report (MSR)(DI-MGMT-80368)
A004	Unique Item Identification Report (DI-MGMT-80177B) (Bar Code Identification Report)
A005	Contract Work Breakdown Structure (DI-MGMT-81334)
A006	Performance and Cost Report (DI-FNCL-80912)
A007	Contract Funds Status Report (DI-MGMT-81468)
A008	Hazardous Material Management Program (DI-MGMT-81398)
A009	Hazardous Material Management Program Report (DI-MISC-81397)
A010	Acceptance Test Plan (DI-QCIC-80553)
A011	Failure Mode Effects, and Criticality Analysis Report (DI-ILSS-81495)
A012	Instructional Performance Requirements Document (DI-SESS-81518)
A013	Training Program Structure Document (DI-SESS-81521)
A014	Training Conduct Support Document (DI-SESS-81523)
A015	Test Package (DI-SESS-81525B)
A016	Transportability Report (DI-PACK-80880C)
A017	Baseline Description Document (DI-CMAN-81121)
A018	Engineering Change Proposal (DI-CMAN-80639)
A019	Configuration Status Accounting Information (DI-CMAN-81253)
A020	System Safety Program Plan (SSPP) (DI-SAFT-81626)
A021	Safety Assessment Report (SAR) (DI-SAFT-80102)
A022	Corrosion Prevention and Control Plan (DI-MFFP-81403)
A023	Interface Control Document (ICD) (DI-CMAN-81248)
A024	Frequency Allocation Data (DI-MISC-81174)
A025	Commercial Off-The-Shelf (COTS) Manual and Associated Supplemental Data (DI-TMSS-80527B)
A026	Coordinated Test Plan (DI-MGMT-80937)
A027	Test/Inspection Report (DI-NDTI-80809)
A028	Inventory and Utilization Report (DI-MISC-81107)

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APPENDIX B DOCUMENT SUMMARY LIST (DSL)

DOCUMENT SUMMARY LIST (DSL) FOR THE All Environment Capable Variant (AECV) PROGRAM
DOCUMENT Number/CDRL Number		TITLE	DATE/ CATEGORY
1	DI-MGMT-81431 (DI # A001)	System/Subsystem Specification	10-JAN-2000 Cat. 1
2	DI-MGMT-81650 (DI # A002)	Integrated Master Schedule	30-MAR-2005 Cat. 1
3	DI-MGMT-80368 (DI # A003)	Monthly Status Report (MSR)	30-OCT-2006 Cat. 1
4	DI-MGMT-80177B (DI # A004)	Unique Item Identification Report (Bar Code Identification Report)	30-OCT-2006 Cat. 1
5	DI-MGMT-81334 (DI # A005)	Contract Work Breakdown Structure	20-APR-2007 Cat. 1
6	DI-FNCL-80912 (DI # A006)	Performance and Cost Report	06-OCT-1989 Cat. 1
7	DI-MGMT-81468 (DI # A007)	Contract Funds Status Report	19-OCT-1995 Cat. 1
8	DI-MGMT-81398 (DI # A008)	Hazardous Material Management Program	21-SEP-2007 Cat. 1
9	DI-MISC-81397 (DI # A009)	Hazardous Material Management Program Report	21-SEP-2007 Cat. 1
10	DI-QCIC-80553 (DI # A010)	Acceptance Test Plan	14-NOV-2006 Cat. 1
11	DI-ILSS-81495 (DI # A011)	Failure Mode Effects, and Criticality Analysis Report	30-OCT-1995 Cat. 1
12	DI-SESS-81518 (DI # A012)	Instructional Performance Requirements Document	8-JUN-2006 Cat. 1
13	DI-SESS-81521 (DI # A013)	Training Program Structure Document	8-JUN-2006 Cat. 1
14	DI-SESS-81523 (DI # A014)	Training Conduct Support Document	8-JUN-2006 Cat. 1
15	DI-SESS-81525B (DI # A015)	Test Package	8-JUN-2006 Cat. 1
16	DI-PACK-80880C (DI # A016)	Transportability Report	1-NOV-2003 Cat. 1
17	DI-CMAN-81121 (DI # A017)	Baseline Description Document	1-FEB-1991 Cat. 1
18	DI-CMAN-80639 (DI # A018)	Engineering Change Proposal	30-SEP-2000 Cat. 1
19	DI-CMAN-81253 (DI # A019)	Configuration Status Accounting Information	30-SEP-2000 Cat. 1
20	DI-SAFT-81626 (DI # A020)	System Safety Program Plan (SSPP)	01-AUG-2001 Cat. 1

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DOCUMENT SUMMARY LIST (DSL) FOR THE All Environment Capable Variant (AECV) PROGRAM
DOCUMENT Number/CDRL Number		TITLE	DATE/ CATEGORY
21	DI-SAFT-80102 (DI # A021)	Safety Assessment Report (SAR)	31-JUL-1995 Cat. 1
22	DI-MFFP-81403 (DI # A022)	Corrosion Prevention and Control Plan	06-JUN-1994 Cat. 1
23	DI-CMAN-81248 (DI # A023)	Interface Control Document (ICD)	30-SEP-2000 Cat. 1
24	DI-MISC-81174 (DI # A024)	Frequency Allocation Data	28-MAR-1991 Cat. 1
25	DI-TMSS-80527B (DI # A025)	Commercial Off-The-Shelf (COTS) Manual and Associated Supplemental Data	17-OCT-2006 Cat. 1
26	DI-MGMT-80937 (DI # A026)	Coordinated Test Plan	06-FEB-1990 Cat. 1
27	DI-NDTI-80809 (DI # A027)	Test/Inspection Report	24-JAN-1997 Cat. 1
28	DI-MISC-81107 (DI # A028)	Inventory and Utilization Report	02-MAR-1992 Cat. 1
29	MIL-HDBK-881	Work Breakdown Structures for Defense Materiel Items	30-JUL-2005 Cat. 1
30	NEPA PL 91-190	National Environmental Policy Act	Cat. 1
31	NAS 411	Materials Hazardous Management Program	11-MAR-1994 Cat. 1
32	EPCRA Section 313	The Emergency Planning and Community Right-to-Know Act, Section 313	01-FEB-01 Cat. 1
33	EPA-745-R-99-004	EPA List – 17	01-MAR-99 Cat. 1
35	MIL-STD-130L	Identification Marking of U.S. Military Property	17-DEC-2007 Cat. 1
36	SOCOM UID Implementation Plan	SOCOM UID Implementation Plan	Cat. 0
37	SOF Directive 350-9	Training	30 Oct 2007 Cat. 1
38	MIL-STD-882	System Safety	10-FEB-2000 Cat. 1
39	MIL-STD-1472F	Human Engineering	05-DEC-2003 Cat. 1
40	DD Form 1494	Application for Equipment Frequency Allocation	AUG 1996 Cat. 0
41	MIL-STD-810	Environmental Engineering Considerations and Laboratory Tests	01-JAN-2000 Cat. 1
42	MIL-STD-461F	Requirements for the Control of Electromagnetic Interference Characteristics of Subsystems and Equipment	10-DEC-2007 Cat. 1

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DOCUMENT SUMMARY LIST (DSL) FOR THE All Environment Capable Variant (AECV) PROGRAM
DOCUMENT Number/CDRL Number		TITLE	DATE/ CATEGORY
43	ADS-37A-PRF	US Army Aviation and Troop Command Aeronautical Design Standard, Electromagnetic Environmental Effects Performance and Verification Requirements	28-MAY-1996 Cat. 1
43	TBD	AECV SUAS Security Classification Guide

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APPENDIX C WBS AND WBS DICTIONARY

CONTRACTOR WORK BREAKDOWN STRUCTURE (CWBS)

1.0    CWBS Chart

The following CWBS table has been generated for the management plan. The CWBS numbering follows the outline of subsections within Section 3.3 of the SOW. The WBS dictionary for the program is presented in Section 2.0 of this Appendix.

1	AECV WBS
1.1	Program Management
	1.1.1	Management
	1.1.2	Business
1.2	Production Systems and Spares
	1.2.1	Systems
	1.2.2	Initial Spares Package
	1.2.3	Spares
1.3	Training
	1.3.1	Training Support
	1.3.2	Training Conduct
1.4	Contract Logistics Support
	1.4.1	Logistics and Operations Support
	1.4.2	Maintenance
	1.4.2.1	Un-Planned Maintenance
	1.4.2.2	Planned Maintenance
	1.4.3	Supply
	1.4.4	Transportation
1.5	System Engineering
	1.5.1	Engineering Management
	1.5.2	Sustaining Engineering
	1.5.3	Test Program
	1.5.4	Spiral Development
	1.5.5	Engineering Services
	1.5.6	Technical Data Support

2.0    WBS Dictionary

WBS 1.1 Program Management

This includes the overall management, control and operation of the production program. This includes efforts associated with execution and completion of CDRL data associated with the AECV system production.

WBS 1.1.1 Program Management

The program planning, organizing, directing, coordinating, controlling and approval actions necessary to accomplish the overall program objectives that are not associated with the specific systems and facilities and are not included under Engineering or Logistics Management. This element also includes production and maintenance of the WBS, metrics, status reporting and meetings.

WBS 1.1.2 Business Management

The management, administration and coordination of the contract to include reporting, subcontract management, property management and control. This includes elements of reporting associated with contract status and performance. The financial management of the program to include establishing and maintaining a financial management system and managing and reporting program financial information. This element is also to include the hardware and software necessary to host the financial management system. This includes elements of reporting associated with program budget and cost.

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WBS 1.2 Production Systems and Spares

This includes the overall tasks associated with producing the AECV system hardware, initial spares package and ongoing spares.

WBS 1.2.1 Systems Production

This element includes the labor, materials and tasks associated with producing the AECV system hardware.

WBS 1.2.2 Initial Spares Package Production

This element includes the labor, materials and tasks associated with producing the AECV Initial Spares Package (ISP) hardware.

WBS 1.2.3 Spares Production

This element includes the labor, materials and tasks associated with producing the AECV spares hardware.

WBS 1.3 Training

This includes the overall tasks associated with developing and conducting training services and support for the AECV system.

WBS 1.3.1 Training Support

This element includes the labor, materials and tasks associated with producing the AECV training support package. This includes all effort associated with producing training guides, aids, and special accessories used to facilitate instruction.

WBS 1.3.2 Training Conduct

This element includes the labor, travel and other direct cost associated with conducting training services. This includes providing a detailed Letter of Instruction (LOI) for each scheduled training event and a detailed after-action report at completion of each course.

WBS 1.4 Contractor Logistics Support

This includes all logistics and supportability efforts for the program.

WBS 1.4.1 Logistics and Operations Support

This includes the management efforts for AECV life-cycle sustainment. This includes developing the system maintainability and supportability models and optimizing the system for effective maintainability and limited forward footprint. This includes planning, organizing, directing, coordinating, controlling and approval actions necessary to support the AECV though out its life-cycle.

WBS 1.4.2 Maintenance

This element includes material and labor to support the 2-level maintenance for the AECV system.

WBS 1.4.2.1 Un-Planned Maintenance

This element includes material and labor to perform un-planned maintenance on systems and components.

WBS 1.4.2.2 Planned Maintenance

This element includes material and labor to perform regularly scheduled maintenance on systems and components.

WBS 1.4.3 Supply

This element includes all labor and materials to support the acquisition, storage, inventory control, and supply point operations for all AECV spares/repair parts.

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WBS 1.4.4 Transportation

This element includes all labor, materials, and shipping cost necessary to package, and ship all AECV spares/repair parts.

WBS 1.5 System Engineering

The planning, organizing, directing, coordinating, controlling, approval actions and integration necessary to accomplish the overall program system engineering and technical objectives.

WBS 1.5.1 Engineering Management

This element includes the technical and management efforts of directing and controlling a totally integrated engineering effort of the program.

WBS 1.5.2 Sustaining Engineering

This element includes all effort of technical activities associated with the production and manufacturing of the system. This includes analysis of design and production operations, application of manufacturing methods and tooling in support of producing the system.

WBS 1.5.3 Test Program

This element includes all activities related to test and evaluation of prototype to production level assets for acceptance for their intended use. This includes the labor and materials required to conduct PPT&E of the AECV system and also includes support for the government run DT&E and OT&E.

WBS 1.5.4 Spiral Development

This element includes all effort of technical activities associated with the design, development, and integration of evolving technologies into the AECV system. This also includes analysis of design and production operations, application of manufacturing methods, analysis and balance of reliability, maintainability, reducibility, safety, human health and interface, environmental protection, and survivability of the system.

WBS 1.5.5 Engineering Services

This includes labor in support of engineering services on a task order basis.

WBS 1.5.6 Technical Data Support

This element includes all effort of technical activities associated with the preparation of engineering and technical support data deliverables required by the technical data descriptions section of the SOW.

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APPENDIX D       CROSS-REFERENCE, SOO/SOW AND SRD/SOW

SOO		SOW or Note
3	Management Objectives	3.3.1
3.1	Contractor flexibility to produce AECV	3.3.1
3.2	Government visibility into program	3.3.1
4	Develop and Manufacture of AECV SUAS	3.3.2
4.1	Manufacture, assemble, deliver, recommend savings/GFE	3.3.2 – Savings/GFE Recommended in Proposal
4.2	Flexible plan for SOCOM to acquire additional AECV SUAS	3.3.2 – Quantity breaks provided in proposal
4.3	Embedded simulator capability	3.3.2, 3.3.3, 3.3.5.10.2
4.4	Recommended specialized test equipment	3.3.5.12
4.5	System documentation	3.3.5.10
4.6	Flexible ISP plan	3.3.2.2 – Plan and quantity breaks in proposal
4.7	BOM	Will provide appropriate data after contract award
4.8	Quality Control Plan	3.3.2
5	Training	3.3.3
5.1	Training general	3.3.3
5.2	Instructor and Key Personnel Training (IKPT)	3.3.3.1.1, 3.3.3.3.1
5.3	New Equipment Training (NET)	3.3.3.1.2, 3.3.3.3.2
5.4	Operator training and qualification	3.3.3.1.3, 3.3.3.3.3
5.5	Maintain training packages	3.3.3.1
6	Contractor Logistics Support (CLS)	3.3.4
6.1	General	3.3.4
6.2	Develop maintenance concept	3.3.4
6.3	Depot level maintenance, unplanned	3.3.4.6.1
6.4	Depot level maintenance, planned	3.3.4.6.2
6.5	Technical and maintenance manuals	3.3.5.10.6
6.6	Spare part support	3.3.4.8
6.7	Worldwide transportation	3.3.4.8
6.8	Worldwide technical support	3.3.4.2
6.9	System/subsystem reliability analyses	3.3.2.11
6.10	Environmental effects and survivability analyses	3.3.5.10.3
6.11	Maintainability/supportability	3.3.4.1
6.12	Life cycle and trade space analysis	3.3.5.1
6.13	Corrosion control plan	3.3.5.9
7	Systems Engineering	3.3.5
7.1	System Specification	3.3.5.10.1
7.2	Configuration Management Plan	3.3.5.3
8	Spiral Evolutionary Development Program	3.3.5.12
8.1	Evolutionary Spiral Development program	3.3.5.12
8.2	Spiral Focus	3.3.5.12
8.3	Payload Improvements	3.3.5.12
8.4	Ground Control Station	3.3.5.12
8.5	Engineering Change Proposal (ECP)	3.3.5.3
9	Travel	3.3.6
9.1	Meeting support	3.3.6
9.2	Training support	3.3.6
9.3	Technical support	3.3.6

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SOO		SOW or Note
10	Security	3.3.1.7
10.1	IAW DD254	3.3.1.7
10.2	Safeguarding classified materials	3.3.1.7
10.3	Security management support	3.3.1.7

SRD		SOW
4.2.1	Security Classification Guide	3.3.1.7
4.2.2	SAASM Security	3.3.1.7
4.2.3	Additional Security Measures	3.3.1.7
5.4.4.1	Modularity	3.3.5.10.2
6.1	General	3.3.5.8
7.1.1.1	Total Training System Concept	3.3.3
7.1.1.2	Operator or Maintenance Training	3.3.3.2.3
7.1.1.3	Delivery of Training Materials	3.3.3.1
7.1.1.4	Training Reference Manual	3.3.3.2.1
7.1.1.5	Type 1 Train-the-Trainer Course	3.3.3.1.1, 3.3.3.3.1
7.1.1.6	Training Prior to Test and Deployment	3.3.3.2.5
8.1.1.1	Ao of 90%	3.3.4
8.2.1.1	Two-level Maintenance Concept	3.3.4
8.2.1.2	OEM Repair	3.3.4.6
8.2.1.3	Spares	3.3.4.7
9.2	Safety Design Order of Precedence	3.3.5.7
9.3	Environment, Safety and Occupational Health (ESOH)	3.3.1.8.1

AeroVironment, Inc.	D-2

USSOCOM AECV System Contract # H92222-08-D-0048, 13 Jun 08, Atch 1

APPENDIX E – SOW/WBS/CDRL/DSL

SOW	Description	WBS	CDRL, DSL
3.3.1	Program Management	1.1
3.3.1.1	Management Structure	1.1.1, 1.1.3
3.3.1.2	Program Meetings and Reviews	1.1.1, 1.1.2, 1.1.3
3.3.1.3	CWBS	1.1.1, 1.1.2, 1.1.3	A005, DSL 29
3.3.1.4	Program Schedule	1.1.1	A002
3.3.1.5	Cost and Performance Reporting	1.1.2	A003, A006, A007
3.3.1.6	Risk Management	1.1.1
3.3.1.7	Security	1.1.1
3.3.1.8	Safety	1.1.1
3.3.1.8.1	ESOH	1.1.1	DSL 30
3.3.1.8.2	Hazardous Materials Mgmt Program	1.1.1	A008, A009, DSL 31, 32, 33
3.3.1.9	Government-Furnished Information (GFI) and Government-Furnished Equipment (GFE)	1.1.1	A028
3.3.2	Manufacture AECV SUAS and Spares	1.2
3.3.2.1	AECV SUAS	1.2.1
3.3.2.2	Initial Spares Packages (ISPs)	1.2.2
3.3.2.3	System Level Components	1.2.3
3.3.2.4	Repair Parts	1.4.3
3.3.2.5	Manufacturing and Planning Control	1.2
3.3.2.6	Quality Program	1.2
3.3.2.7	Variability Reduction and Process Control	1.2
3.3.2.8	Inspection and Acceptance	1.2	A010
3.3.2.9	Electronic Fabrication Procedures	1.2
3.3.2.10	Parts Obsolescence	1.2
3.3.2.11	Reliability	1.2
3.3.2.12	FMECA	1.2	A011
3.3.2.13	Failure Reporting and Corrective Action System (FRACAS)	1.2
3.3.2.14	UID	1.2	A004, DSL 34, 35
3.3.2.15	Flight Operations	1.2
3.3.3	Training Program	1.3	DSL 36
3.3.3.1	Training Courses	1.3.1	A012, A013, A014
3.3.3.1.1	Train-the-Trainer and Instructor and Key Personnel Training (IKPT)	1.3.1
3.3.3.1.2	New Equipment Training (NET)	1.3.1

AeroVironment, Inc.	E-1

USSOCOM AECV System Contract # H92222-08-D-0048, 13 Jun 08, Atch 1

SOW	Description	WBS	CDRL, DSL
3.3.3.1.3	Operator Training	1.3.1
3.3.3.1.4	Delta Training	1.3.1
3.3.3.2	General Training Program Requirements	1.3.1
3.3.3.2.1	Training Curriculum	1.3.1
3.3.3.2.2	Training Expertise and Personnel	1.3.1
3.3.3.2.3	Training Skills (Assessment)	1.3.1	A015
3.3.3.2.4	Course Material	1.3.1
3.3.3.2.5	Schedule	1.3.1
3.3.3.2.6	Training Maintenance	1.3.1
3.3.3.2.7	Contractor Training Location	1.3.1
3.3.3.2.8	Government Training Location	1.3.1
3.3.3.3	Training Conduct	1.3.2
3.3.3.3.1	Conduct Type 1 Train-the-Trainer	1.3.2
3.3.3.3.2	New Equipment Training (NET)	1.3.2
3.3.3.3.3	Operator Training	1.3.2
3.3.3.3.4	Delta Training	1.3.2
3.3.4	CLS	1.4
3.3.4.1	Supportability Analysis	1.4.1
3.3.4.2	Technical Support	1.4.1
3.3.4.3	Logistics Demonstration	1.5.3
3.3.4.4	Validation and Verification	1.5.3
3.3.4.5	Operational Availability	1.4.1
3.3.4.6	Maintenance	1.4.2
3.3.4.6.1	Unplanned Maintenance	1.4.2.1
3.3.4.6.2	Planned Maintenance	1.4.2.2
3.3.4.7	Supply	1.4.3
3.3.4.8	Transportation	1.4.4	A016
3.3.5	System Engineering	1.5
3.3.5.1	Engineering Management	1.5.1
3.3.5.2	Engineering Services	1.5.5
3.3.5.3	Configuration Management (CM)	1.5.1	A017, A018
3.3.5.4	Configuration Status Accounting	1.5.1	A019
3.3.5.5	Configuration Change Control	1.5.1
3.3.5.6	Physical Software Control	1.5.1
3.3.5.7	System Safety	1.5.1	A020, A021, DSL 38
3.3.5.8	HIS (Human Factors)	1.5.1	DSL 39, A024
3.3.5.9	Corrosion Control Plan	1.5.1	A022
3.3.5.10	Tech Data, Maint Manuals	1.5.6
3.3.5.10.1	AECV SUAS Specification	1.5.6	A001
3.3.5.10.2	Interface Control Documents	1.5.6	A023
3.3.5.10.3	Survivability Analysis	1.5.6
3.3.5.10.4	Spectrum Support	1.5.6	DSL 39, A024

AeroVironment, Inc.	E-2

USSOCOM AECV System Contract # H92222-08-D-0048, 13 Jun 08, Atch 1

SOW	Description	WBS	CDRL, DSL
3.3.5.10.5	Technical Data Supporting Data Link Waivers	1.5.6
3.3.5.10.6	Technical Manual	1.5.6	A025
3.3.5.10.7	Airworthiness Data Support	1.5.6
3.3.5.11	Qualification Testing	1.5.3	A026, A027, DSL, 40, 41
3.3.5.11.1	Aeronautical Design Standards Verification and Analysis	1.5.3	DSL 42
3.3.5.12	Spiral Development	1.5.4
3.3.6	Travel	All

AeroVironment, Inc.	E-3

Statement of Work (Attachment 1)

APPENDIX F  –  AVI STANDARD WARRANTY

MATERIALS AND WORKMANSHIP WARRANTY

The Contractor warrants that, at the time of acceptance, hardware items delivered under this contract shall be free from defects in workmanship and materials.  The Contractor is liable under this warranty to correct, replace or repair such defects for a period of twelve (12) months after initial acceptance.

All claimed defects shall be subject to inspection and test by the Contractor, at the Contractor’s facility, within 30 days of receipt of USSOCOM’s notification of defect.  If the Contractor determines that the item is defective, the Contractor shall repair/replace the item(s), provide the packing, inspection and labor involved in the return of the item(s) to the USSOCOM and pay transportation costs to the customer-specified CONUS location at no increase in contract price.

If the Contractor determines that the item is not defective, the Contractor shall notify USSOCOM, within 10 working days, of the details which governed the determination.  If USSOCOM agrees with the Contractor’s determination, USSOCOM will take action required to remedy the problem and assume responsibility for all costs associated with the return, disassembly, reassembly, analysis, testing, etc., of the item improperly returned under this warranty.

This warranty shall be in lieu of all other warranties, expressed or implied, including but not limited to, fitness for a particular use, merchantability, reliability, durability, and maintainability.

AeroVironment, Inc.	E-4

AeroVironment, Inc.	D9041
81750.FY08.0043	Revision 4
Atch 2	24 June 2008

System Specification Document

for

All Environment Capable Variant (AECV)

Small Unmanned Aircraft System (SUAS)

Prepared for:

U.S Special Operations Command/SOAL-KW

7701 Tampa Point Blvd.

MacDill AFB FL 33621-5323

Contract Number:  H9222-08-D-0048

CDRL A001 - 24 June 2008

Prepared by:

AeroVironment Inc.

900 Enchanted Way

Simi Valley, CA 93065

Cage Code:    [*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

AeroVironment, Inc.	E-5

System Specification	D9041

CONFIGURATION MANAGEMENT

Author	[*]
Release Date	[*]

REV	ECO #	DESCRIPTION	DATE
draft 1		Initial Draft	14 Apr 08
draft 2		FRP Edits	13 Jun 08
draft 3		A017 Corrections and Incorp. FRP Edits	23 Jun 08
draft 4		Proposal to Contract Edits in Footer	24 Jun 08

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

AeroVironment, Inc.	i

[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Attachment 3 – Integrated Master Plan

[*]

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

DEPARTMENT OF DEFENSE CONTRACT SECURITY CLASSIFICATION SPECIFICATION (The requirements of the DoD Industrial Security Manual apply to all security aspects of this effort.)				1. CLEARANCE AND SAFEGUARDING
a. FACILITY CLEARANCE REQUIRED Secret
b. LEVEL OF SAFEGUARDING REQUIRED Secret
2. THIS SPECIFICATION IS FOR: (X and complete as applicable)			3. THIS SPECIFICATION IS: (X and complete as applicable)
☒	a. PRIME CONTRACT NUMBER H92222-08-D-0048		☒	a. ORIGINAL (Complete date in all cases)	Date (YYMMDD) 2008-06-30
☐	b. SUBCONTRACT NUMBER		☐ b. REVISED (Supersedes all previous specs)	Revision No. NA	Date (YYMMDD)
☐ c. SOLICITATION OR OTHER NUMBER	DUE DATE (YYYYMMDD)		☐	c. FINAL (Complete Item 5 in all cases)	Date (YYMMDD)

4. IS THIS A FOLLOW-ON CONTRACT?		☐ YES	☒ NO	If YES, complete the following

3.3.1.49	Classified material received or generated under			(Preceding Contract Number) is
transferred to this follow-on contract
5. IS THIS A FINAL DD FORM 254?		☐ YES	☒ NO	If YES, complete the following:

In response to the contractor’s request dated , retention of the classified material is authorized for the period of
6. CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)
a. NAME, ADDRESS, AND ZIP CODE AeroVironment, Inc. 181 W. Huntington Dr. Suite 202 Monrovia, CA 91016-3456	b. CAGE CODE 60107		c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code) Defense Security Service (S41PA) 3452 E. Foothill Boulevard Suite 524 Pasadena, CA 91107-3142
7. SUBCONTRACTOR
a. NAME, ADDRESS, AND ZIP CODE	b. CAGE CODE		c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)
8. ACTUAL PERFORMANCE
a. LOCATION AeroVironment, Inc. 900 Enchanted Way Simi Valley, CA 93065-0906	b. CAGE CODE 60107		c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code) Denfense Security Service (S41PA) 3452 E. Foothill Boulevard Suite 524 Pasadena, CA 91107-3142

9.  GENERAL IDENTIFICATION OF THIS PROCUREMENT
Procure an All Environment Capable Variant (AECV) Small unmanned Aircraft System (SUAS) that provides the best overall value to meet the NSWC small unit requirment for real time reconnaissance, surveillance, and target acquisition (RSTA) in maritime, saltwater environments.  The system shall have the flexibility to be modified through a block upgrade design approach.

10. THIS CONTRACT WILL REQUIRE ACCESS TO:	YES	NO	11. IN PERFORMING THIS CONTRACT, THE CONTRACTOR WILL:		3.3	3.3
a. COMMUNICATIONS SECURITY (COMSEC) INFORMATION	☒	☐	a. HAVE ACCESS TO CLASSIFIED INFORMATION ONLY AT ANOTHER CONTRACTOR’S FACILITY OR A GOVERNMENT ACTIVITY		☐	☒
b. RESTRICTED DATA	☐	☒	b. RECEIVE CLASSIFIED DOCUMENTS ONLY		☒	☐
c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION	☐	☒	c. RECEIVE AND GENERATE CLASSIFIED MATERIAL		☐	☒

d.	FORMERLY RESTRICTED DATA	☐	☒	d. FABRICATE, MODIFY, OR STORE CLASSIFIED HARDWARE	☒	☒
e.	INTELLIGENCE INFORMATION			e. PERFORM SERVICES ONLY	☐	☒
	(1) Sensitive Compartmented Information (SCI)	☐	☒	f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION OUTSIDE THE U.S., PUERTO RICO, U.S. POSSESSIONS AND TRUST TERRITORIES	☐	☒
	(2) Non-SCI	☒	☐	g. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE TECHNICAL INFORMATION CENTER (DTIC) OR OTHER SECONDARY DISTRIBUTION CENTER	☐	☒
f.	SPECIAL ACCESS INFORMATION	☐	☒	h. REQUIRE A COMSEC ACCOUNT	☐	☒
g.	NATO INFORMATION	☐	☒	i. HAVE TEMPEST REQUIREMENTS	☐	☒
h.	FOREIGN GOVERNMENT INFORMATION	☐	☒	j. HAVE OPERATIONS SECURITY (OPSEC) REQUIREMENTS	☐	☒
i.	LIMITED DISSEMINATION INFORMATION			k. BE AUTHORIZED TO USE THE DEFENSE COURIER SERVICE	☐	☒
j.	FOR OFFICIAL USE ONLY INFORMATION WILL BE HANDLED IAW DOD 5400.7-R	☒	☐	l. OTHER (Specify) Access to all USSOCOM facilities requires contractors to possess a minimum of a secret clearance.	X
k.	OTHER (Specify)	☐	☒

	DD Form 254, DEC 1999			PREVIOUS EDITION IS OBSOLETE

12.  PUBLIC RELEASE.  Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate U.S. Government authority.  Proposed public releases shall be submitted for approval prior to release.             Direct        X  Through (Specify)

Requests must be forwarded through the certifying official (block 16), USSOCOM Office of Public Affairs (SOCS-PA), and the Contracting Officer

To the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review.
* In the case of non-DoD User Agencies, requests for disclosure shall be submitted to that agency

13.  SECURITY GUIDANCE.  The security classification guidance needed for this classified effort is identified below.  If any difficulty is encountered in applying this guidance, or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes.  The contractor may also challenge guidance or the classification assigned to any information or material furnished or generated under this contract; and may submit questions for interpretation of the guidance to the official identified below.  Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended.  (Fill in as appropriate for the classified effort.  Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein.  Add additional pages as needed to provide complete guidance.)

While performing duties within HQ USSOCOM, JSOC, AFSOC, NSWC, NSWG2, MARSOC, or USASOC owned and operated facilities, the contractor must also adhere to all service/component command/local security directives, regulations, and standard operating procedures at different contract performance locations.  The Program Manager listed in block 16 will provide a copy of all applicable security directives for this contract.  Appropriate local service/component command security directives, regulations, and standard operating procedures will be provided by the requiring agency (normally through the Performance Monitor or component command COR).  Upon completion or termination of the classified contract, or sooner when the purpose of the release has been served, the contractor will return all classified information (furnished or generated to the source from which received unless retention or other disposition instructions are authorized in writing by the USSOCOM Government Contracting Agency/Activity.  Furthermore, the contractor will account for and return to the appropriate issuing office, all identification badges and/or entry passes/vehicle decals issued to contractor personnel upon completion or termination of the classified contract, termination of employment, or suspension of classified clearance or access of any contractor employee.

Ref 10a COMSEC security requirements apply.  Contractor must forward requests for COMSEC material/information to the appropriate COMSEC officer through the program office.  The Contractor is governed by DoD 5220.22-M, NISPOM.  Access to COMSEC material by personnel is restricted to U.S. citizens holding final U.S. Government clearances.  Such information is not releasable to personnel holding only reciprocal clearances.  The government Program/Project Manager shall designate the number of personnel requiring cryptographic access.  The number will be limited to the minimum necessary and will be on a strict need-to-know basis.  Additional COMSEC requirements may be required at non USSOCOM locations/facilities (based on service/command requirements).  The Performance Monitor or component command COR at these locations will provide specific information.

Ref. 10j: FOUO information provided under this contract shall be safeguarded as specified in attachment, Protecting For Official Use Only (FOUO) information.

Ref. 11b:  Contractor will receive classified documents for reference only; however, if any classified information is generated in performance of this contract, it shall be derivatively classified and marked consisten with the source material.

Ref. 11d: Contractor must provide adequate storage at their facility for classified hardware to the level of SECRET.

Training Requirement: Contractors performing on this contract at military installations are required to conduct command and unit specific security training (OPSEC, EMSEC, At/FP, Etc.). This training will be provided by the responsible military organization.

IA requirements: Specific Information Assurance requirements may be mandated and are authorized by the responsible command/unit where primary performance location is identified.

Release of classified information is not approved until a potential company’s facility clearance is verified through the Security Management Office.

This Solicitation DD Form 254 is approved. Upon company selection but prior to award and prior to any classified release, this DD Form 254 with all pertinent information inserted in appropriate sections will be submitted to SMO for final review and approval.

[*]
Reviewed/Approved
[*]
USSOCOM Industrial Security
21 Feb 08

14. ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to ISM requirements, are established for this contract. ☐ YES ☒ NO

(If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement, which identifies the additional requirements.  Provide a copy of the requirements to the Cognizant Security Office.  Use Item 13 if additional space is needed.)

15.  INSPECTIONS.  Elements of this contract are outside the inspection responsibility of the Cognizant Security Office.                            ☐    YES        ☒  NO

(If Yes, explain and identify specific areas or elements carved out and the activity responsible for inspections.  Use Item 13 if additional space is needed.)

16.  CERTIFICATION AND SIGNATURE.  Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort.  All questions shall be referred to the official named below.

a. TYPED NAME OF CERTIFYING OFFICIAL [*]	b. TITLE [*]	c. TELEPHONE (Include Area Code) [*]
d. ADDRESS (Include Zip Code)	17. REQUIRED DISTRIBUTION
SOAL FW UAS	☒	a. CONTRACTOR
Attn: [*]	☐	b. SUBCONTRACTOR
7701 Tampa Point Blvd	☒	c. COGNIZANT SECURITY OFFICE FOR PRIME AND SUBCONTRACTOR
MacDil AFB, FL 33621-5323	☐	D. U.S. ACTIVITY RESPONSIBLE FOR OVERSEAS SECURITY
e. SIGNATURE		ADMINISTRATION
Original Signed	☒	E. ADMINISTRATIVE CONTRACTING OFFICER
	☐	F. OTHERS AS NECESSARY SOAL FW UAS

DD FORM 254 (BACK), DEC 1999

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CDRL LIST

H92222–08–D–0048

In accordance with contract document control, reporting, and management requirements of a resulting contract, AVI’s contracts, finance, and designated SUAV program management will maintain accurate documentation of relevant key aspects of contract performance. The following list is submitted for the Government’s review and comment and will be updated after final Government approval of all submitted plans and procedures, which will become part of a resulting contract.

CDRL No.	Title/Document Number
A001	System/Subsystem Specification (DI-MGMT-81431)
A002	Integrated Master Schedule (DI-MGMT-81650)
A003	Monthly Status Report (MSR) (DI-MGMT-80368)
A004	Unique Item Identification Report (DI-MGMT-80177B) (Bar Code Identification Report)
A005	Contract Work Breakdown Structure (DI-MGMT-81334)
A006	Performance and Cost Report (DI-FNCL-80912)
A007	Contract Funds Status Report (DI-MGMT-81468)
A008	Hazardous Material Management Program (DI-MGMT-81398)
A009	Hazardous Material Management Program Report (DI-MISC-81397)
A010	Acceptance Test Plan (DI-QCIC-80553)
A011	Failure Mode Effects, and Criticality Analysis Report (DI-ILSS-81495)
A012	Instructional Performance Requirements Document (DI-SESS-81518)
A013	Training Program Structure Document (DI-SESS-81521)
A014	Training Conduct Support Document (DI-SESS-81523)
A015	Test Package (DI-SESS-81525B)
A016	Transportability Report (DI-PACK-80880C)
A017	Baseline Description Document (DI-CMAN-81121)
A018	Engineering Change Proposal (DI-CMAN-80639)
A019	Configuration Status Accounting Information (DI-CMAN-81253)
A020	System Safety Program Plan (SSPP) (DI-SAFT-81626)
A021	Safety Assessment Report (SAR) (DI-SAFT-80102)
A022	Corrosion Prevention and Control Plan (DI-MFFP-81403)
A023	Interface Control Document (ICD) (DI-CMAN-81248)
A024	Frequency Allocation Data (DI-MISC-81174)
A025	Commercial Off-The-Shelf (COTS) Manual and Associated Supplemental Data (DI-TMSS-80527B)
A026	Coordinated Test Plan (DI-MGMT-80937)
A027	Test/Inspection Report (DI-NDTI-80809)
A028	Inventory and Utilization Report (DI-MISC-81107)

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services, Directorate for information Operation and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA  22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.  Please DO NOT RETURN your form to either of these addresses.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001-0005		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER _
D. SYSTEM / ITEM AECV SUAS System			E. CONTRACT / PR NO. H92222-08-D-0048	F. CONTRACTOR AeroVironment Inc.
1. DATA ITEM NO. A001	2. TITLE OF DATA ITEM System Specification Document			3. SUBTITLE AECV SUAS System Specification Document				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81024			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE USSOCOM APEO FW UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
DD	C	ONE/R	3MAC	a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM APEO-FW UAS	1	1
Block 4: Contractor’s format acceptable.

Block 8: Content approval.

Blocks 12 & 13: Government has 30 days to review. Further revisions within 10 working days of Government direction or whenever a change impacts testing or the Testing Program.

Block 14: Letter only.

				15. TOTAL	1	1
1. DATA ITEM NO. A002	2. TITLE OF DATA ITEM AECV SUAS Integrated Master Schedule			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81650			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE SOAL FW-UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
DD	C	ONE/R	2MAC	a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM FW UAS	1	1
Block 4: Contractor’s format acceptable.				SOAL KW (PCO)

Block 8: Content approval.

Blocks 12 & 13: Government has 30 days to review.

Block 14: Letter only. Send only notification of completion to PCO.

				15. TOTAL	1	1
G. PREPARED BY		H. DATE	I. APPROVED BY [*]		J. DATE 29 Feb 08

DD Form 1423-2, DEC 91                                                     Previous editions are obsolete                                                                Page    1     of    14     Pages

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services, Directorate for information Operation and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA  22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.  Please DO NOT RETURN your form to either of these addresses.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001-0005		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER _
D. SYSTEM / ITEM AECV SUAS System			E. CONTRACT / PR NO. H92222-08-D-0048	F. CONTRACTOR AeroVironment Inc.
1. DATA ITEM NO. A003	2. TITLE OF DATA ITEM Status Report			3. SUBTITLE AECV SUAS Monthly Status Report				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81334C			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE USSOCOM APEO FW UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
DD	C	MONTHLY	1MAC	a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM FW UAS	1	1
Block 4: Contractor’s format acceptable.
SOAL KW (PCO)
Block 8: Content approval.

Block 12 One month after contract award
Block 14: Electronic Transmission of data is required as much as practical. Letter only. Send only notification of completion to PCO.

				15. TOTAL	1	1
1. DATA ITEM NO. A004	2. TITLE OF DATA ITEM Unique Item Identification Report			3. SUBTITLE See Blk 16				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80177A			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE USSOCOM PM-UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
No	D	QTRLY	See BLK 16	a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION See BLK 16		Draft	Final
						Reg	Repro
16. REMARKS				SOAL FW UAS	1	1
Block 4: Contractor’s format acceptable.				SOAL KW (PCO)		1
				DCMA		1
Block 10, 12 and 13: Submission of the First UID Report will be required NLT 90 days after delivery of the first AECV system, then quarterly thereafter.

Block 14:  Electronic Transmission of data is required as much as practical.  The first address in Block 14 is for electronic delivery of unclassified data.

The detailed list is for delivery of paper copies where necessary, i.e., classified documents.

				15. TOTAL	1	3
G. PREPARED BY		H. DATE	I. APPROVED BY [*]		J. DATE 29 Feb 08

DD Form 1423-2, DEC 91                                                     Previous editions are obsolete                                                                Page    2     of    14     Pages

1059/183

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services, Directorate for information Operation and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA  22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.  Please DO NOT RETURN your form to either of these addresses.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001-0005		B. EXHIBIT B	C. CATEGORY: TDP X TM OTHER _
D. SYSTEM / ITEM AECV SUAS System			E. CONTRACT / PR NO. H92222-08-D-0048	F. CONTRACTOR AeroVironment Inc.
1. DATA ITEM NO. A005	2. TITLE OF DATA ITEM Contract Work Breakdown Structure			3. SUBTITLE AECV Contract Work Breakdown Structure				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81334			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE USSOCOM APEO FW UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	ONE/R	30DAC	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM APEO-FW UAS	1	1
Block 4: Contractor’s format acceptable.

Blocks 12 & 13: Government has 30 days to review.

Block 14: Electronic Transmission of data is required as much as practical. Letter only.
Send only notification of completion to PCO.

				15. TOTAL	1	1
1. DATA ITEM NO. A006	2. TITLE OF DATA ITEM Performance and Cost Report			3. SUBTITLE AECV Performance and Cost Report				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-FNCL-80912			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE SOAL FW-UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	MTHLY	30DAC	a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM FW UAS	1	1
Block 4: Contractor’s format acceptable.				SOAL KW (PCO)

Blocks 12 & 13: Government has 30 days to review.

Block 14: Letter only. Send only notification of completion to PCO.

				15. TOTAL	1	1
G. PREPARED BY [*]		H. DATE 4 Apr 2008	I. APPROVED BY [*]		J. DATE 30 Jun 08

DD Form 1423-2, DEC 91                                                     Previous editions are obsolete                                                                Page    3     of    14     Pages

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services, Directorate for information Operation and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA  22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.  Please DO NOT RETURN your form to either of these addresses.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001-0005		B. EXHIBIT B	C. CATEGORY: TDP X TM OTHER X _
D. SYSTEM / ITEM AECV SUAS System			E. CONTRACT / PR NO. H92222-08-D-0048	F. CONTRACTOR AeroVironment Inc.
1. DATA ITEM NO. A007	2. TITLE OF DATA ITEM Contract Funds Status Report			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81468			0 5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE USSOCOM APEO FW UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	MTHLY	30DAC	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM APEO-FW UAS	1	1
Block 4: Contractor’s format acceptable.

Blocks 12 & 13: Government has 30 days to review.

Block 14: Electronic Transmission of data is required as much as practical. Letter only.
Send only notification of completion to PCO.

				15. TOTAL	1	1
1. DATA ITEM NO. A008	2. TITLE OF DATA ITEM Hazardous Materials Management Program			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81398			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE SOAL FW-UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	ONE/R	2MAC	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM FW UAS	1	1
Block 4: Contractor’s format acceptable.				SOAL KW (PCO)

Blocks 12 & 13: Government has 30 days to review. Further revisions within 10 working days of Government direction.
Block 14: Electronic Transmission of data is required as much as practical. Letter only.
Send only notification of completion to PCO.

				15. TOTAL	1	1
G. PREPARED BY [*]		H. DATE 4 Apr 2008	I. APPROVED BY [*]		J. DATE 30 Jun 08

DD Form 1423-2, DEC 91                                                     Previous editions are obsolete                                                                Page    4     of    14     Pages

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services, Directorate for information Operation and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA  22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.  Please DO NOT RETURN your form to either of these addresses.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001-0005		B. EXHIBIT B	C. CATEGORY: TDP X TM OTHER _
D. SYSTEM / ITEM AECV SUAS System			E. CONTRACT / PR NO. H92222-08-D-0048	F. CONTRACTOR AeroVironment Inc.
1. DATA ITEM NO. A009	2. TITLE OF DATA ITEM Hazardous Material Management Program Report			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81397			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE USSOCOM APEO FW UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	ONE/R	2MAC	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM APEO-FW UAS	1	1
Block 4: Contractor’s format acceptable.

Blocks 12 & 13: Government has 30 days to review. Further revisions within 10 working days of Government direction.
Block 14: Electronic Transmission of data is required as much as practical. Letter only.
Send only notification of completion to PCO.

				15. TOTAL	1	1
1. DATA ITEM NO. A010	2. TITLE OF DATA ITEM Acceptance Test Plan			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-QCIC-80553			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE SOAL FW-UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	ONE/R	2MAC	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM FW UAS	1	1
Block 4: Contractor’s format acceptable.				SOAL KW (PCO)

Blocks 12 & 13: Government has 30 days to review. Further revisions within 10 working days of Government direction.
Block 14: Electronic Transmission of data is required as much as practical. Letter only.
Send only notification of completion to PCO.

				15. TOTAL	1	1
G. PREPARED BY [*]		H. DATE 4 Apr 2008	I. APPROVED BY [*]		J. DATE 30 Jun 08

DD Form 1423-2, DEC 91                                                     Previous editions are obsolete                                                                Page    5     of    14     Pages

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services, Directorate for information Operation and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA  22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.  Please DO NOT RETURN your form to either of these addresses.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001-0005 & 0012		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER _
D. SYSTEM / ITEM AECV SUAS System			E. CONTRACT / PR NO. H92222-08-D-0048	F. CONTRACTOR AeroVironment Inc.
1. DATA ITEM NO. A011	2. TITLE OF DATA ITEM Failure Mode Effects, and Criticality Analysis Report			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-ILSS-81495			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE USSOCOM APEO FW UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	ONE/R	90DAC	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM APEO-FW UAS	1	1
Block 4: Contractor’s format acceptable.

Blocks 12 & 13: Government has 30 days to review.

Block 14: Electronic Transmission of data is required as much as practical. Letter only.
Send only notification of completion to PCO.

				15. TOTAL	1	1
1. DATA ITEM NO. A012	2. TITLE OF DATA ITEM Instructional Performance Requirements Document			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-SESS-81518			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE SOAL FW-UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	ONE/R	(See 16)	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM FW UAS	1	1
Block 4: Contractor’s format acceptable.				SOAL KW (PCO)

Blocks 12 & 13: First submission 30 days prior to start of training or verification event. Revisions
30 days prior to start of training event requiring new document.
Block 14: Letter only. Send only notification of completion to PCO.

				15. TOTAL	1	1
G. PREPARED BY [*]		H. DATE 4 Apr 2008	I. APPROVED BY [*]		J. DATE 30 Jun 08

DD Form 1423-2, DEC 91                                                     Previous editions are obsolete                                                                Page    6     of    14     Pages

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

       Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services, Directorate for information Operation and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA  22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.  Please DO NOT RETURN your form to either of these addresses.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0006		B. EXHIBIT F	C. CATEGORY: TDP X TM OTHER _
D. SYSTEM / ITEM AECV SUAS System			E. CONTRACT / PR NO. H92222-08-D-0048	F. CONTRACTOR AeroVironment Inc.
1. DATA ITEM NO. A013	2. TITLE OF DATA ITEM Training Program Structure Document			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-SESS-81521			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE USSOCOM APEO FW UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	ONE/R	See 16	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM APEO-FW UAS	1	1
Block 4: Contractor’s format acceptable.

Blocks 12 & 13: First submission 30 days prior to start of training or verification event. Revisions
30 days prior to start of training event requiring new document.
Block 14: Letter only. Send only notification of completion to PCO.

				15. TOTAL	1	1
1. DATA ITEM NO. A014	2. TITLE OF DATA ITEM Training Conduct Support Document			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-SESS-81523			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE SOAL FW-UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	ONE/R	See 16	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM FW UAS	1	1
Block 4: Contractor’s format acceptable.				SOAL KW (PCO)

Blocks 12 & 13: First submission 30 days prior to start of training or verification event. Revisions
30 days prior to start of training event requiring new document.
Block 14: Letter only. Send only notification of completion to PCO.

				15. TOTAL	1	1
G. PREPARED BY [*]		H. DATE 4 Apr 2008	I. APPROVED BY [*]		J. DATE 30 Jun 08

DD Form 1423-2, DEC 91                                                     Previous editions are obsolete                                                                Page    7     of    14     Pages

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

       Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services, Directorate for information Operation and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA  22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.  Please DO NOT RETURN your form to either of these addresses.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0010 & 0012		B. EXHIBIT F	C. CATEGORY: TDP X TM OTHER _
D. SYSTEM / ITEM AECV SUAS System			E. CONTRACT / PR NO. H92222-08-D-0048	F. CONTRACTOR AeroVironment Inc.
1. DATA ITEM NO. A015	2. TITLE OF DATA ITEM Test Package			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-SESS-81525B			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE USSOCOM APEO FW UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	ONE/R	See 16	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM APEO-FW UAS	1	1
Block 4: Contractor’s format acceptable.

Blocks 12 & 13: First submission 30 days prior to start of training or verification event. Revisions
30 days prior to start of training event requiring new document.
Block 14: Letter only. Send only notification of completion to PCO.

				15. TOTAL	1	1
1. DATA ITEM NO. A016	2. TITLE OF DATA ITEM Transportability Report			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-PACK-80880C			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE SOAL FW-UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	ONE/R	90DAC	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM FW UAS	1	1
Block 4: Contractor’s format acceptable.				SOAL KW (PCO)

Blocks 12 & 13: Government has 30 days to review.

Block 14: Letter only. Send only notification of completion to PCO.

				15. TOTAL	1	1
G. PREPARED BY [*]		H. DATE 4 Apr 2008	I. APPROVED BY [*]		J. DATE 30 Jun 08

DD Form 1423-2, DEC 91                                                     Previous editions are obsolete                                                                Page    8     of    14     Pages

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

       Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services, Directorate for information Operation and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA  22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.  Please DO NOT RETURN your form to either of these addresses.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001-0005		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER _
D. SYSTEM / ITEM AECV SUAS System			E. CONTRACT / PR NO. H92222-08-D-0048	F. CONTRACTOR AeroVironment Inc.
1. DATA ITEM NO. A017	2. TITLE OF DATA ITEM Baseline Description Document			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-CMAN-81121			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE USSOCOM APEO FW UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	ONE/R	See 16	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM APEO-FW UAS	1	1
Block 4: Contractor’s format acceptable.

Blocks 12 & 13: Government has 30 days to review. First submission 15 Days after FRP approval

Block 14: Electronic Transmission of data is required as much as practical. Letter only.
Send only notification of completion to PCO.

				15. TOTAL	1	1
1. DATA ITEM NO. A018	2. TITLE OF DATA ITEM Engineering Change Proposal			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-CMAN-80639			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE SOAL FW-UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	ASREQ	See 16	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM FW UAS	1	1
Block 4: Contractor’s format acceptable.				SOAL KW (PCO)

Blocks 12 & 13: Formal submittal 1 week prior to JCCB review of ECP

Block 14: Electronic Transmission of data is required as much as practical. Letter only.
Send only notification of completion to PCO.

				15. TOTAL	1	1
G. PREPARED BY [*]		H. DATE 4 Apr 2008	I. APPROVED BY [*]		J. DATE 30 Jun 08

DD Form 1423-2, DEC 91                                                     Previous editions are obsolete                                                                Page    9     of    14     Pages

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

       Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services, Directorate for information Operation and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA  22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.  Please DO NOT RETURN your form to either of these addresses.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001-0005		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER _
D. SYSTEM / ITEM AECV SUAS System			E. CONTRACT / PR NO. H92222-08-D-0048	F. CONTRACTOR AeroVironment Inc.
1. DATA ITEM NO. A019	2. TITLE OF DATA ITEM Configuration Status Accounting Information			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-CMAN-81253			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE USSOCOM APEO FW UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	MTHLY	See 16	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM APEO-FW UAS	1	1
Block 4: Contractor’s format acceptable.

Blocks 12 & 13: First Submission 30 days after Baseline Description Document submitted

Block 14: Electronic Transmission of data is required as much as practical. Letter only.
Send only notification of completion to PCO.

				15. TOTAL	1	1
1. DATA ITEM NO. A020	2. TITLE OF DATA ITEM System Safety Program Plan (SSPP)			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-SAFT-81626			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE SOAL FW-UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	ONE/R	90DAC	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM FW UAS	1	1
Block 4: Contractor’s format acceptable.				SOAL KW (PCO)

Blocks 12 & 13: Government has 30 days to review.

Block 14: Electronic Transmission of data is required as much as practical. Letter only.
Send only notification of completion to PCO.

				15. TOTAL	1	1
G. PREPARED BY [*]		H. DATE 4 Apr 2008	I. APPROVED BY [*]		J. DATE 30 Jun 08

DD Form 1423-2, DEC 91                                                     Previous editions are obsolete                                                                Page    10     of    14     Pages

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

       Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services, Directorate for information Operation and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA  22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.  Please DO NOT RETURN your form to either of these addresses.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001-0005		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER _
D. SYSTEM / ITEM AECV SUAS System			E. CONTRACT / PR NO. H92222-08-D-0048	F. CONTRACTOR AeroVironment Inc.
1. DATA ITEM NO. A021	2. TITLE OF DATA ITEM Safety Assessment Report (SAR)			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-SAFT-80102			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE USSOCOM APEO FW UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	ONE/R	See 16	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM APEO-FW UAS	1	1
Block 4: Contractor’s format acceptable.

Blocks 12 & 13: First submission 30 days prior to test event or fielding.
Government has 30 days to review.

Block 14: Electronic Transmission of data is required as much as practical. Letter only.
Send only notification of completion to PCO.

				15. TOTAL	1	1
1. DATA ITEM NO. A022	2. TITLE OF DATA ITEM Corrosion Prevention and Control Plan			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MFFP-81403			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE SOAL FW-UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	ONE/R	4MAC	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM FW UAS	1	1
Block 4: Contractor’s format acceptable.				SOAL KW (PCO)

Blocks 12 & 13: Government has 30 days to review.

Block 14: Electronic Transmission of data is required as much as practical. Letter only.
Send only notification of completion to PCO.

				15. TOTAL	1	1
G. PREPARED BY [*]		H. DATE 4 Apr 2008	I. APPROVED BY [*]		J. DATE 30 Jun 08

DD Form 1423-2, DEC 91                                                     Previous editions are obsolete                                                                Page    11     of    14     Pages

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

       Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services, Directorate for information Operation and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA  22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.  Please DO NOT RETURN your form to either of these addresses.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001-0005		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER _
D. SYSTEM / ITEM AECV SUAS System			E. CONTRACT / PR NO. H92222-08-D-0048	F. CONTRACTOR AeroVironment Inc.
1. DATA ITEM NO. A023	2. TITLE OF DATA ITEM Interface Control Document			3. SUBTITLE AECV Payload, Datalink, GCS, Simulator Interface Control Documents				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-CMAN-81248			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE USSOCOM APEO FW UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	C	ONE/R	See 16	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM APEO-FW UAS	1	1
Block 4: Contractor’s format acceptable.

Blocks 12 & 13: First submission 30 days after FRP approval. Government has 30 days to review.

Block 14: Electronic Transmission of data is required as much as practical. Letter only.
Send only notification of completion to PCO.

				15. TOTAL	1	1
1. DATA ITEM NO. A024	2. TITLE OF DATA ITEM Frequency Allocation Data			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MISC-81174			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE SOAL FW-UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	C	ASREQ	60DAC	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM FW UAS	1	1
Block 4: Format on form DD 1494				SOAL KW (PCO)

Blocks 12 & 13: Government has 30 days to review.

Block 14: Electronic Transmission of data is required as much as practical. Letter only.
Send only notification of completion to PCO.

				15. TOTAL	1	1
G. PREPARED BY [*]		H. DATE 4 Apr 2008	I. APPROVED BY [*]		J. DATE 30 Jun 08

DD Form 1423-2, DEC 91                                                     Previous editions are obsolete                                                                Page    12     of    14     Pages

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

       Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services, Directorate for information Operation and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA  22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.  Please DO NOT RETURN your form to either of these addresses.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001-0005 & 0012		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER _
D. SYSTEM / ITEM AECV SUAS System			E. CONTRACT / PR NO. H92222-08-D-0048	F. CONTRACTOR AeroVironment Inc.
1. DATA ITEM NO. A025	2. TITLE OF DATA ITEM Commercial Off-The-Shelf (COTS) Manual and Associated Supplemental Data			3. SUBTITLE AECV Operator’s and Maintenance Manual				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-TMSS-80527B			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE USSOCOM APEO FW UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	ONE/R	See 16	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM APEO-FW UAS	1	1
Block 4: Contractor’s format acceptable.

Blocks 12 & 13: Submission 30 days prior to training or verification event.
Government has 30 days to review.

Block 14: Electronic Transmission of data is required as much as practical. Letter only.
Send only notification of completion to PCO.

				15. TOTAL	1	1
1. DATA ITEM NO. A026	2. TITLE OF DATA ITEM Coordinated Test Plan			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80937			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE SOAL FW-UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	ASREQ	See 16	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM FW UAS	1	1
Block 4: Contractor’s format acceptable.				SOAL KW (PCO)

Blocks 12 & 13: Submission 10 days prior to start of test event. Government has 5 days to review.

Block 14: Electronic Transmission of data is required as much as practical. Letter only.
Send only notification of completion to PCO.

				15. TOTAL	1	1
G. PREPARED BY [*]		H. DATE 4 Apr 2008	I. APPROVED BY [*]		J. DATE 30 Jun 08

DD Form 1423-2, DEC 91                                                     Previous editions are obsolete                                                                Page    13     of    14     Pages

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

       Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services, Directorate for information Operation and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA  22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.  Please DO NOT RETURN your form to either of these addresses.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0012		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER _
D. SYSTEM / ITEM AECV SUAS System			E. CONTRACT / PR NO. H92222-08-D-0048	F. CONTRACTOR AeroVironment Inc.
1. DATA ITEM NO. A027	2. TITLE OF DATA ITEM Test/Inspection Report			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-NDTI-80809			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE USSOCOM APEO FW UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	ASREQ	See 16	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM APEO-FW UAS	1	1
Block 4: Contractor’s format acceptable.

Blocks 12 & 13: 30 after completion of test event. Government has 30 days to review.

Block 14: Electronic Transmission of data is required as much as practical. Letter only.
Send only notification of completion to PCO.

				15. TOTAL	1	1
1. DATA ITEM NO. A028	2. TITLE OF DATA ITEM Inventory and Utilization Report			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MISC-81107			5. CONTRACT REFERENCE SOW Para	6. REQUIRING OFFICE SOAL FW-UAS				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
	D	MTHLY	30DAC	a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION (See 16)		Draft	Final
						Reg	Repro
16. REMARKS				USSOCOM FW UAS	1	1
Block 4: Contractor’s format acceptable.				SOAL KW (PCO)

Blocks 12 & 13: Government has 30 days to review.

Block 14: Electronic Transmission of data is required as much as practical. Letter only.
Send only notification of completion to PCO.

				15. TOTAL	1	1
G. PREPARED BY [*]		H. DATE 4 Apr 2008	I. APPROVED BY [*]		J. DATE 30 Jun 08

DD Form 1423-2, DEC 91                                                     Previous editions are obsolete                                                                Page    14     of    14     Pages

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.